As filed with the Securities and Exchange Commission on April 30, 2012

Registration Nos.         333-26341
811-08205

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 19	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 21	[X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

110 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
110 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in First Investors Life Variable Annuity Fund D under individual flexible premium deferred variable annuity contracts.

THE Tax Tamer® II
An Individual Variable Annuity Contract

First Investors Life Variable Annuity Fund D
(Separate Account D)
First Investors Life Insurance Company
110 Wall Street, New York, New York 10005/(800) 832-7783

This prospectus describes an individual variable annuity contract (the "Contract") offered by First Investors Life Insurance Company (“First Investors Life”, “we”, “us” or “our”). The Contract provides you with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if you so elect, receive annuity payments for a lifetime based upon the Contract’s accumulated value.

When you invest in a Contract, you allocate your purchase payments (less certain charges) to one or more “Subaccounts” of Separate Account D. Each of these Subaccounts invests in a corresponding “Fund” of the First Investors Life Series Funds (“Life Series Funds”). The amount you accumulate depends upon the performance of the Subaccounts in which you invest. You bear all of the investment risk, which means that you could lose money.

New Contracts are not currently being offered for sale.  Existing Contractowners may continue to make additional payments under their respective Contract.

The Contract requires a minimum initial investment of $5,000.

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information (“SAI”), dated May 1, 2012, with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus. You can get a free SAI by contacting us at Raritan Plaza 1, Edison, New Jersey 08837 or at the telephone number shown above or by visiting our website www.firstinvestors.com. You can review and copy our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov.

You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Text-only versions of documents can be viewed online or downloaded from the EDGAR database on the SEC Internet website at http://www.sec.gov.

The SEC has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if attached to the current prospectus for the Life Series Funds.

The date of this prospectus is May 1, 2012.

CONTENTS

FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	3
OVERVIEW OF THE CONTRACT	6
Summary of Risks and Rewards of the Contract	6
How the Contract Works	7
Who We Are and How to Contact Us	7
THE CONTRACT IN DETAIL	11
Application and Purchase Payments	11
Allocation of Purchase Payments to Subaccounts	11
Reallocations Among Subaccounts	11
What Are Our Policies on Frequent Reallocations Among Subaccounts?	11
What Are the Risks to Contractowners of Frequent Reallocations?	12
The Accumulation Period	12
The Annuity Period	16
Your Right to Cancel the Contract	18
FINANCIAL INFORMATION	19
Calculating Values	19
Contract Expenses	19
Federal Tax Information	20
OTHER INFORMATION	24
Voting Rights	24
Processing Transactions	24
Reservation of Rights	25
Contract Years and Anniversaries	25
State Variations	25
Distribution of the Contract	25
Reports	25
Financial Statements	26
TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION	27

First Investors Life does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.

The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached prospectus or any supplements thereto or in any supplemental sales material we authorize.

GLOSSARY OF SPECIAL TERMS

Accumulated Value – The value of all the Accumulation Units credited to the Contract.

Accumulation Period – The period between the date of issue of a Contract and the Annuity Commencement Date or the death of either the Annuitant or Contractowner.

Accumulation Unit – A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account D before the Annuity Commencement Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Annuitant – The person whose life is the measure for determining the amount and duration of annuity payments and upon whose death, prior to the Annuity Commencement Date, the death benefit under the Contract becomes payable.

Annuity Commencement Date – The date on which we begin making annuity payments.

Annuity Unit – A unit that determines the amount of each annuity payment after the first annuity payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Annuity Value – The value of the Annuity Units credited to the Contract during the annuity income period following the Annuity Commencement Date.

Beneficiary – The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.

Business Day – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE is closed most national holidays and Good Friday.

Contract – An individual variable annuity contract offered by this prospectus.

Contractowner – The person or entity with legal rights of ownership of the Contract.

Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount and guaranteed throughout the annuity income period.

General Account – All assets of First Investors Life other than those allocated to Separate Account D and other segregated investment accounts of First Investors Life.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to us at our Administrative Office or other office we may designate (“Administrative Office”), that contains all information required by us to process the transaction.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Joint Annuitant – The designated second person under a joint and survivor life annuity.

Net Accumulated Value – The accumulated value less any applicable premium taxes not previously deducted.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).

Separate Account D – The segregated investment account entitled "First Investors Life Variable Annuity Fund D," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the 1940 Act.

Subaccount – A segregated investment subaccount under Separate Account D that corresponds to a Fund of the Life Series Funds. The assets of a Subaccount are invested in shares of the corresponding Fund of the Life Series Funds.

Valuation Period – The period beginning at the end of any Business Day and extending to the end of the next Business Day.

Variable Annuity Payment – Annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the annuity income period.

We (and Our) – First Investors Life.

You (and Your) – An actual or prospective Contractowner who is reading the prospectus.

FEES AND EXPENSES

The following tables below show the fees and expenses that you will incur when you buy, own and surrender a Contract.

The first table describes the fees and expenses that you will pay at the time that you surrender the Contract. State premium taxes may also be deducted.

Contractowner Transaction Expenses
Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payment)	7.00%*

The next table describes the fees and expenses that you will pay periodically during the time you own the Contract, not including Fund fees and expenses.

Annual Contract Maintenance Charge	$30.00**
Separate Account Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.40%

* The maximum contingent deferred sales charge (“CDSC”) is a percentage of the value of the Accumulation Units surrendered (not to exceed the aggregate amount of the purchase payments made for the Accumulation Units). The charge decreases one percentage point each year so that there is no charge after seven years. Each year you may withdraw (“surrender”) up to 10% of total purchase payments without a CDSC. For purposes of computing the CDSC, Accumulation Units are considered to be in the order in which they were purchased (i.e., first-in, first-out). For more information concerning CDSCs, see “Financial Information: Contract Charges.”

** We may deduct an Annual Contract Maintenance Charge of $30 from the Accumulated Value, except that this charge will not exceed 2% of the Accumulated Value. For more complete descriptions of the various charges and expenses shown, please refer to “FINANCIAL INFORMATION: Contract Expenses – Sales Charge, Mortality and Expense Charge, and Other Charges.”

The next table shows the minimum and maximum total annual fund operating expenses of the underlying Funds as of December 31, 2011. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Life Series Funds.

Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees and other expenses)
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.81%	0.99%

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses and fees and expenses of the Funds. The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Cost	$812	$1,195	$1,605	$3,026
Minimum Cost	$794	$1,141	$1,515	$2,844

If you annuitize or do not surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Cost	$272	$835	$1,425	$3,026
Minimum Cost	$254	$781	$1,335	$2,844

You should not consider the expenses in the examples as a representation of past or future expenses.  Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION

This table shows the Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount of Separate Account D for the last 11 fiscal years (or the life of the Subaccount, if less).

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Cash Management Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	11.605 11.583 11.484 11.404 11.520 11.855 12.231 12.305 12.155 11.986 11.819	332,125.9 377,631.8 273,465.6 212,274.9 182,436.9 179,952.7 419,696.9 387,524.7 295,019.5 315,969.1 285,367.8
Discovery Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	10.040 7.217 9.909 11.020 11.425 13.802 14.511 9.551 12.316 15.372 15.498	1,459,558.0 1,453,514.7 1,434,438.5 1,559,703.6 1,602,057.1 1,539,299.1 1,470,235.1 1,342,859.8 1,236,939.8 1,123,118.1 998,176.7
Government Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	12.736 13.538 13.774 14.074 14.231 14.566 15.304 16.138 16.594 17.152 17.828	292,874.8 529,841.0 489,077.0 446,616.8 423,320.3 412,318.5 423,999.0 499,666.1 567,683.8 553,778.5 479,192.2

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Growth & Income Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	13.640 10.459 13.323 14.553 15.384 17.347 17.445 11.144 14.071 16.121 16.273	2,880,189.3 2,797,102.1 2,874,051.6 3,133,081.3 3,267,539.8 3,072,316.6 2,877,684.1 2,534,998.1 2,296,370.9 2,062,298.5 2,662,168.9
High Yield Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	9.644 9.724 12.095 13.112 12.983 14.053 14.004 10.238 13.645 15.300 15.941	490,536.2 524,861.1 732,045.8 910,873.7 1,024,902.7 934,664.5 923,744.6 813,100.0 785,633.3 778,182.4 758,561.5
International Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	10.290 8.277 10.817 12.221 13.162 16.585 19.787 11.338 13.779 15.415 15.298	1,158,118.6 1,047,768.6 916,579.2 945,200.8 995,314.7 1,036,656.6 1,123,247.2 1,086,573.5 1,008,691.8 917,967.4 830,036.7
Investment Grade Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	12.284 13.065 13.992 14.354 14.340 14.705 15.301 13.338 15.906 17.138 17.952	478,064.7 656,050.6 759,688.4 851,487.9 939,840.5 932,498.5 971,614.9 923,412.9 934,645.4 901,369.6 849,513.2

OVERVIEW

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Select Growth Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	8.434 5.980 7.532 7.863 8.184 8.834 9.705 5.601 6.070 7.249 7.524	238,609.9 276,598.2 304,359.5 366,979.1 336,453.7 308,149.5 294,571.4 323,469.9 325,124.3 346,985.4 364,174.2
Target Maturity 2015 Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	12.206 14.849 15.117 16.169 16.645 16.718 18.084 20.429 19.697 21.090 22.282	172,736.6 324,635.3 461,195.6 706,356.6 983,569.0 1,094,052.0 1,114,713.0 1,067,133.3 1,046,962.1 941,107.0 815,875.1
Value Subaccount	December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011	11.561 8.938 11.245 12.905 13.500 16.165 15.835 11.023 13.156 14.831 14.849	1,255,426.2 1,106,285.2 1,149,990.3 1,440,858.6 1,817,591.4 1,857,833.2 1,837,258.7 1,582,798.2 1,450,573.2 1,333,605.4 1,201,943.0
55
5

OVERVIEW OF THE CONTRACT

This overview highlights some basic information about the Contract offered by First Investors Life in this prospectus. Separate Account D (“Tax Tamer II”) Contracts are sold with a contingent deferred sales charge. You will find more information about the Contract in “The Contract in Detail” section of this prospectus.

SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:

■           There are ten Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the Life Series Funds.

■           You defer payment of income taxes on any gains until you withdraw your money through withdrawals or one of our annuity pay-out options. This gives your money the potential to grow faster.

■           You can also reallocate your accumulated assets among the Subaccounts, as your circumstances change, without incurring current income taxes.

■           Moreover, there are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”) or 401(k)s – that restrict the amount that you can invest. You control how much you invest for your retirement and when and how often you wish to add to your Contract.

■           We guarantee a minimum death benefit which protects your principal from market declines if you die.

■           You can receive an annuity pay-out providing a stream of income to suit your needs for the rest of your life.

There are several risk factors that you should consider:

■           You bear all of the investment risk of the Subaccounts you select, which means you could lose money.

■           An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.

■           Because a 10% federal tax penalty is generally imposed on the taxable portion of withdrawals prior to age 59½, you should not invest in the Contract if you have short-term investment objectives which would require you to liquidate all or a portion of the Contract prior to reaching age 59½.

■           A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.

■           A tax-deferred accrual feature is already provided by any tax-qualified arrangement such as an IRA. Therefore, you should have reasons other than tax deferral, such as the additional benefits, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.

■           A partial withdrawal or total surrender of a Contract is taxed as ordinary income to the extent that the Accumulated Value exceeds your principal contribution to the Contract (i.e., on an “income first” basis).

■           The death benefit paid to a Beneficiary of the Contract is taxed as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s principal contribution to the Contract. Thus, if your primary objective is to pass wealth on to your heirs, a life insurance policy may be more appropriate for you. The amount of the death benefit on a life insurance policy passes income tax free to the Beneficiary; an annuity death benefit does not.

HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Period and an annuity income period. During the Accumulation Period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you convert from the Accumulation Period by agreeing that the Annuitant will start receiving regular annuity payments after the Accumulated Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options.

The Contract is a “variable” annuity because your Accumulated Value during the Accumulation Period and the amount of your variable annuity payments during the annuity income phase fluctuate based on the performance of the Funds underlying the Subaccounts you have selected. As a result, the Accumulated Value in your Contract and your variable annuity payments may increase or decrease. You are permitted to allocate your purchase payments in up to 5 of 10 available Subaccounts we offer under the Contract, as long as each allocation is at least 10%. Subject to certain limitations, you may reallocate your Accumulated Value or Annuity Value.

The Contract provides a guaranteed death benefit that is payable to a Beneficiary when the Contractowner or Annuitant dies during the Accumulation Period.  Generally, the terms of your Contract guarantee that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total purchase payments reduced proportionally by any withdrawals, (ii) the Accumulated Value, or (iii) the Accumulated Value on the immediately preceding specified Contract anniversary date (these anniversary dates occur every 7 years after you purchase your Contract) plus any additional purchase payments and reduced proportionally by any subsequent withdrawals. Upon the death of the Contractowner, we pay only the Accumulated Value to the Beneficiary. For Contracts purchased prior to May 1, 2004 and in some jurisdictions, the death benefit is reduced by the amount of any withdrawals and is payable upon the death of either the original Contractowner or Annuitant. Please ask your registered representative about the death benefit applicable to your Contract. We pay the death benefit when we receive both proof of death and appropriate instructions for payment.

You may withdraw a portion or all of the Accumulated Value during the Accumulation Period.

WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office at 110 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuities.

First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation ("FIC"), the distributor of the Contracts; First Investors Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent for the Life Series Funds.  The Independent Order of Foresters controls FICC and, therefore, controls First Investors Life and the other companies that are owned by FICC.

For information or service concerning a Contract, you can contact us in writing at our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call us at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax us at 732-855-5935. You can also contact us through our Website at www.firstinvestors.com.

You should send any purchase payments, notices, elections, or requests that you make,

as well as any other documentation that we require for any purpose in connection with your Policy, to our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by us until we have received it, as well as any related items that we require, all in complete and good order (i.e., in form and substance acceptable to us) at our Administrative Office.

To meet our requirements for processing transactions, we may require that you use our forms.

We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.

Separate Account D
First Investors Life Variable Annuity Fund D (“Separate Account D”) was established on April 8, 1997 under New York Insurance Law. Separate Account D (the “Separate Account”) is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We segregate the assets of the Separate Account from our other assets in our General Account. These assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that we charge to the Separate Account. The assets equal to our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of our other obligations. The assets we derive from Contract charges do not support the Contract, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on the Separate Account.  We credit to, or charge against, the Subaccounts of the Separate Account realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contract are our obligations.

Each Subaccount invests its assets in a corresponding Fund of the Life Series Funds at net asset value. Therefore, we own the shares of the underlying Funds, not you. The value of your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consist of 10 separate series (“Funds”), all of which are available to Contractowners of Separate Account D. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by First Investors Life. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to us.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 110 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court – Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207 to serve as the subadvisor of the Discovery Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund, and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the High Yield Fund.  See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

The following table includes each available Fund’s investment objective. There is no assurance that any of the Funds will achieve its stated objective(s). There is a Subaccount with the same name as its corresponding underlying Fund. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully.

The investment objectives, principal  investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which you should read carefully before investing.

Fund	Investment Objective

Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Discovery Fund	Long-term growth of capital.
Government Fund	Significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
High Yield Fund	High current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Select Growth Fund	Long-term growth of capital.
Target Maturity 2015 Fund	A predictable compounded investment return for those who hold their Fund shares until the Fund’s maturity, consistent with preservation of capital.
Value Fund	Total return.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS
We will process your application on the day we receive it at our Administrative Office in good order. If your application is incomplete or incorrect, we have five business days to complete it and process the transaction. Otherwise, we will return the purchase payment to you at the end of the five-day period. However, we can try to reach you to explain the reasons for the delay in crediting the money and get your consent to keep the money until the problem is resolved.

Your initial purchase payment must be at least $5,000 for the Contract. You may make additional purchase payments under the Contract of at least $200 each at any time after Contract issuance. We will not accept a purchase of a Tax Tamer II Contract with the proceeds from a surrender of one of our other variable annuities.

Your purchase payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate purchase payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt at our Administrative Office in good order.

We value Accumulation Units at the end of each Business Day (generally 4:00 P.M., Eastern Time). If we receive a purchase payment prior to the end of a Business Day in a manner meeting our requirements, we will process the payment based upon that day’s Accumulation Unit values. If we receive a payment after the end of the Business Day, we will process the payment based upon the next Business Day’s Accumulation Unit values.

ALLOCATION OF PURCHASE PAYMENTS TO SUBACCOUNTS
When you purchase a Contract you may select a percentage allocation among up to 5 of the 10 Subaccounts. You may not allocate less than 10% of a purchase payment to any Subaccount. We reserve the right to adjust your allocation to eliminate fractional percentages.

REALLOCATIONS AMONG SUBACCOUNTS
You may subsequently reallocate the Accumulated Value of your Contract among the Subaccounts, provided that you invest in no more than 5 at any one time and no less than 10% of the aggregate Annuity Unit value is in each of your Subaccounts. A request to reallocate must be made on our Subaccount reallocation form. If we receive a written reallocation request in our Administrative Office before the end of a Business Day (generally 4:00 P.M., Eastern Time), we will process it based upon that day’s Accumulation Unit values. If we receive it after the end of a Business Day, we will process it at the next Business Day’s Accumulation Unit values.

All subsequent purchase payments will be allocated according to your then-existing percentage allocations, unless you request a different allocation for that payment. We will not automatically rebalance your Contract value to your designated percentage allocations. Unless you request a reallocation to maintain your allocations, you may end up with an allocation which has more or less risk than you intended.

WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. As described in the Life Series Funds prospectus, the Board of Trustees of the Life Series Funds has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Contractowners and to comply with the underlying Funds’ policies, it is our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved. This policy applies uniformly to Contractowners.

In order to enforce our policy against market timing, we monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, we will only accept a transaction request that is in writing. We will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests. We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PERIOD
CREDITING ACCUMULATION UNITS
During the Accumulation Period, we credit purchase payments to your Contract in the form of Accumulation Units for each of your selected Subaccounts. We determine the number of Accumulation Units that we credit to a Contractowner for the Subaccounts by dividing (a) the purchase payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount on the Business Day the payment is received in our Administrative Office.

The Value of Your Contract
Your Accumulated Value fluctuates with the value of the assets of the Subaccounts less expenses and certain charges. There is no assurance that your Accumulated Value will equal or exceed purchase payments. We determine the value for the amount you have in each Subaccount by multiplying (a) the total number of Accumulation Units in a Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period. We then add the amount attributable to each Subaccount to arrive at your Accumulated Value.

Death During the Accumulation Period
If the Annuitant dies prior to the Annuity Commencement Date, we pay a death benefit to the Beneficiary you have designated. We generally make this payment within seven days of receiving in good order (a) a death certificate or similar proof of the death of the Annuitant or Owner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum; (b) by applying it to one of the annuity options; or (c) as we otherwise permit. The decision on how we pay is at your election before the Annuitant’s death and the Beneficiary's election after the Annuitant's death.

We determine the Accumulated Value for the death benefit as of the next computed value of the Accumulation Units following our receipt at our Administrative Office of Due Proof of Death in good order.

Generally, upon the death of the Annuitant, we pay the Beneficiary the greatest of (a) the total purchase payments reduced proportionally by any partial withdrawals; (b) the Accumulated Value; or (c) the Accumulated Value on the immediately preceding specified Contract anniversary, increased by any additional purchase payments and decreased proportionally by any partial withdrawals since that anniversary. We calculate the proportional reduction in your total purchase payments in two steps. First, we calculate the percentage that your withdrawal represents of your Accumulated Value. Then we reduce your Accumulated Value, Purchase Payments and Specified Contract Anniversary Accumulated Value by that percentage. The specified Contract anniversary is every seventh Contract anniversary (i.e., 7th, 14th, 21st, etc.).

Upon the death of the Contractowner, we pay only the Accumulation Value to the Beneficiary. For Contracts purchased prior to May 1, 2004 and in some jurisdictions, the death benefit is reduced by the amount of any withdrawals and is payable upon the death of the Annuitant or original Contractowner. Please ask your registered representative about the death benefit applicable to your Contract. If ownership changes after the Contract is issued, then upon the death of the last Contractowner, we pay only the Accumulated Value to the Beneficiary.

The following example demonstrates how the death benefit payable with the proportional reductions for withdrawals is determined for a Contract.

Death Benefit Example

		Death Benefit
Issue Date	Your Initial Purchase Payment and Death Benefit is:	$100,000
End of First Contract Year	Assume your Accumulated Value grows to:	$104,340
	Your Death Benefit is the greater of your Purchase Payment ($100,000)
	or your Accumulated Value ($104,340) and is equal to:		$104,340
Seventh Contract Anniversary (Specified Contract Anniversary)	Assume your Accumulated Value grows to:	$132,023
	Your Death Benefit is the greater of your Purchase Payment ($100,000)
	or your Accumulated Value ($132,023) and is equal to:		$132,023
End of Ninth Contract Year	Assume your Accumulated Value declines to:	$70,713
	Your Death Benefit is the greatest of your Purchase Payment ($100,000), your Accumulated Value ($70,713) or the Accumulated Value on the last Specified Contract Anniversary ($132,023) and is equal to:		$132,023
End of Tenth Contract Year	Assume your Accumulated Value grows to:	$71,643
	You then decide to withdraw:	$25,000
	The proportion your withdrawal represents of the Accumulated Value is the withdrawal amount ($25,000) divided by the Accumulated Value ($71,643) which is:	34.90%
	Your Accumulated Value, Purchase Payment(s) and Specified Contract Anniversary Accumulated Value are all reduced by 34.90%.
	Thus, after the withdrawal:
	Your Accumulated Value is:	$46,643
	Your Purchase Payment is:	$65,105
	Your Specified Contract Anniversary Accumulated Value is:	$85,953
	Your Death Benefit is equal to the greatest of these amounts:		$85,953
End of Eleventh Contract Year	Assume your Accumulated Value grows to:	$51,483
	Your Death Benefit is equal to the greatest of your Purchase Payment ($65,105), your Accumulated Value ($51,483) or the Accumulated Value on the last Specified Contract Anniversary ($85,953):		$85,953

This example assumes that withdrawals are taken after the seventh Contract year and does not account for any tax consequences.

Special Requirements for Payment of Death Benefit
If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the IRS Code.

If the Contractowner dies prior to the Annuity Commencement Date, the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary. For Contracts purchased after May 1, 2004, if there are joint Contractowners, we will pay the Accumulated Value when the first Contractowner dies. Upon the death of any joint Contractowner, the surviving joint Contractowner will be considered the primary Beneficiary. Any designated Beneficiary will be treated as a contingent Beneficiary, unless you instruct us otherwise.

If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant.

If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the death. This is necessary to receive tax treatment of annuity payments rather than the death benefit being treated for tax purposes as a lump sum distribution in the year of the death.

Partial Withdrawals and Full Surrenders During the Accumulation Period
You may make a partial withdrawal or full surrender of your Contract at any time during the Accumulation Period if we receive your request in good order on our form. You will be entitled to receive the Net Accumulated Value of the Contract, or in the case of a partial withdrawal the portion withdrawn, less (a) any applicable Contingent Deferred Sales Charge (“CDSC”), and (b) the Contract maintenance charge.

Your request is effective on the date it is received in writing on our form in good order at our Administrative Office and your Accumulated Value less the requested amount will be determined based on the next computed value of Accumulation Units. We may defer payment of the amount of a withdrawal or surrender for a period of not more than seven days. We may also delay payment for the following reasons:

■           we are unable to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or;

■           for such other periods as the SEC may by order permit for the protection of security holders.

In the case of a partial withdrawal, unless you direct us otherwise, the amount you request will be deducted from your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of your Contract. The amount remaining must be at least equal to our minimum balance requirement (currently $5,000). If you have less than $5,000 left in your Contract after a partial withdrawal, we have the right to cancel the Contract and pay you the balance of the proceeds. This is an involuntary surrender, and is subject to any applicable Contract charges, CDSC, and annuity taxes.

On a non-cumulative basis, you may make partial withdrawals from the Contract during any Contract Year up to the annual withdrawal privilege amount of 10% of purchase payments without incurring a CDSC. For information concerning CDSCs, see “Financial Information: Contract Charges.”

THE ANNUITY PERIOD
Annuity Commencement Date
Annuity payments begin on the Annuity Commencement Date you select when you buy the Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date.

We will commence annuity payments on the first of the calendar month after the Annuitant’s 90th birthday, unless you select an earlier date.

If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net Accumulated Value is $2,000 or more, but the Variable Annuity Payments are estimated to be less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

Annuity Options
From the annuity options described below, you may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof. You must make these elections in writing to us at our Administrative Office at least 30 days before the Annuity Commencement Date. In the absence of your election, we make Variable Annuity Payments, beginning on the Annuity Commencement Date under annuity option 3. Option 3 is the basic annuity, a Life Annuity with 120 Monthly Payments Guaranteed. After the Annuity Commencement Date, we allow no redemptions or changes among annuity payment options.

The material factors that determine the level of your annuity benefits are:

■           your Accumulated Value before the Annuity Commencement Date;

■           the annuity option you select;

■           the frequency and duration of annuity payments;

■           the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and

■           in the case of a Variable Annuity Payment, the investment performance of the Subaccounts you select.

We apply the Accumulated Value on the Annuity Commencement Date, based on the annuity rates in your Contract, or more favorable rates we may offer, reduced by any applicable premium taxes not previously deducted. You are then credited with a number of Annuity Units which remains the same for the payment period.

The Contract provides for the six annuity options described below:

Option 1–Life Annuity. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If you elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

Option 2a–Joint and Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b–Joint and Two-Thirds to Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Option 2c–Joint and One-Half to Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

Option 3–Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary’s estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest return assumed in the annuity tables of the Contract. The Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

Option 4–Unit Refund Life Annuity. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. We make an additional annuity payment to the Beneficiary equal to the following: We take the Annuity Unit value of the Subaccount(s) as of the date that we receive Due Proof of Death in writing at our Administrative Office. We multiply that value by the excess, if any, of (a) over (b). For this purpose, (a) is (i) the net Accumulated Value we allocate to each Subaccount and apply under the option at the Annuity Commencement Date, divided by (ii) the corresponding Annuity Unit value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the SAI.)

Assumed Investment Return
We use a 3.5% assumed investment return to determine the amount of each Variable Annuity Payment. The first Variable Annuity Payment is based on the assumed investment return. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts you have chosen as compared to the assumed investment return. As a result, if the actual net investment return of the Subaccounts equals 3.5%, the Variable Annuity Payments will be level. If the actual net investment return of the Subaccounts is greater than 3.5%, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than 3.5%, subsequent Variable Annuity Payments will be lower.

Death of Contractowner During Annuity Period
If the death of the Contractowner occurs on or after the Annuity Commencement Date, we will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Annuitant During Annuity Period
On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an annuity option, we make any remaining payments under the option to the Beneficiary as provided by the option.

Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the

Annuitant, the proceeds will be paid in one lump sum to the Contractowner, if living; otherwise, to the Contractowner’s estate.

YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel your Contract (a) within ten days from the date your Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you at our Administrative Office (a) the Contract and (b) a written request for cancellation. We will pay you an amount equal to the sum of (a) the difference between the purchase payments made under the Contract and the amount allocated to the Separate Account under the Contract and (b) the Accumulated Value of the Contract based on the next computed value of the Accumulation Units following receipt of your cancellation request in good order.

The amount we refund to you upon canceling the Contract may be more or less than your initial purchase payment depending on the investment results of the Subaccount(s) to which you allocated purchase payments. However, in states that require a full refund of purchase payments you will receive a full refund.

FINANCIAL INFORMATION

CDSC as a Percentage of Purchase Payments Withdrawn	Length of Time from Purchase Payment in Years
7%	Less than 1
6%	1-2
5%	2-3
4%	3-4
3%	4-5
2%	5-6
1%	6-7
0%	More than 7

CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, we must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Business Day for each of the Funds. Then, daily charges are applied to the Separate Account for each day since the last Business Day. Finally, we multiply the previous unit value by this result.

CONTRACT EXPENSES
Contingent Deferred Sales Charge
We sell the Contract without an initial sales charge. However, we deduct a CDSC from the proceeds that we pay you on a partial withdrawal or full surrender. The CDSC is a percentage of the amount that you withdraw (not to exceed the aggregate amount of your purchase payments). The CDSC percentage declines, in accordance with the table, from 7% to 0% over a seven-year period from the date purchase payments are received to the date they are withdrawn. If you have made purchase payments at different times, the CDSC on any one purchase payment will depend upon the length of time from our receipt of the payment to the time of its withdrawal.

You will not be charged a CDSC on partial withdrawals during any Contract year up to the annual withdrawal privilege amount of 10% of purchase payments. You will be subject to a CDSC on any excess over this amount at the applicable CDSC percentage in the table. In calculating such a CDSC, we will assume that the excess amount which you are withdrawing is coming first from purchase payments (which are subject to the applicable CDSC) and then from any Accumulated Value other than purchase payments (which is not subject to any CDSC). If you have made purchase payments at different times, your purchase payments will be treated as being withdrawn in the order that we have received them (i.e., first-in, first-out).

We will also not assess a CDSC:

■           in the event of the death of the Annuitant or the Contractowner,

■           if you apply the Accumulated Value to an annuity option under the Contract, or

■           for withdrawals used to pay premium taxes.

Mortality and Expense Charge
We impose a mortality and expense risk charge. The mortality risk that we assume arises from our obligation to continue to make annuity payments to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments the Annuitant will receive under the Contract. We also assume a risk associated with the guaranteed death benefit which we would pay in the event of death during the Accumulation Period.

In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for assuming these mortality and expense risks, we deduct an amount equal on an annual basis to 1.25% of the daily Accumulation Unit value of the Subaccounts.

We guarantee that we will not increase the mortality and expense risk charge. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contract. These profits will not remain in the Separate Account.

OTHER CHARGES
Administrative Charge
We deduct an amount equal annually to 0.15% of the daily net asset value of the Subaccounts for the expense of administering the Contract. This charge is to compensate us for expenses involved in administering the Contracts. If the actual expenses exceed charges, we will bear the loss. We guarantee that we will not increase the administrative charges.

Contract Maintenance Charge
We deduct a $30.00 contract maintenance charge from the Accumulated Value on (a) the last Business Day of each Contract Year or (b) the date of surrender of the Contract, if earlier. This charge will not exceed 2% of the Accumulated Value. We make the charge against the Accumulated Value by proportionally reducing the number of Accumulation Units held in each of your Subaccounts. We guarantee that we will not increase this charge. We also will not assess this charge in any state that does not permit it.

Premium Tax Charge
Some states and municipalities assess premium taxes or other fees at the time you either:

■           make purchase payments,

■           withdraw or surrender, or

■           begin receiving annuity payments.

We currently pay any premium taxes that are assessed. However, we reserve the right to deduct such premium taxes in accordance with the terms of your Contract. These taxes currently range up to 3.5% of purchase payments received by us.

FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax deferred annuity contract for federal income tax purposes and the following summary assumes so. We do not discuss state or local taxes, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which you should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased outside or inside of a qualified retirement plan or an individual retirement account (“IRA”). Purchase payments to a Contract outside of a qualified plan or IRA (“non-qualified”) are on an “after-tax” basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the Contract. The IRS has not reviewed the Contract for qualification as an IRA.

When a non-natural person owns a non-qualified Contract, the annuity generally will not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

This summary assumes that the Contractowner is a natural person who is a U.S. citizen and U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.

The following discussion assumes that a Contract has been purchased outside of an IRA or qualified retirement plan (“qualified contracts”). If a qualified contract is purchased, the tax treatment of purchase payments, annuity payments, surrenders and death benefits will be governed by the laws applicable to IRAs and qualified plans. However, generally, deductible or “before-tax” purchase payments for qualified contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.

Purchase Payments
Your purchase payments are not deductible from your gross income for tax purposes.

Increases in Accumulated Value
Generally, you pay no income tax on increases in your Contract’s Accumulated Value until there is a distribution from a Contract. A distribution occurs when there is a partial withdrawal or full surrender or annuity payments begin.

Annuity Payments
Once annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the amount of your purchase payments. As a result, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the Contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

■           dividing your investment in the Contract by the total amount you expect to receive out of the Contract, and

■           multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered investment in the Contract.

Withdrawals and Surrenders
Before annuity payments begin, withdrawals and surrenders are taxed as follows:

■           a partial withdrawal or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulated Value exceeds the investment in the Contract (that is, on an “income first” basis); and

■           a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59½, subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on withdrawals that are:

■           made on or after the death of a Contractowner;

■           attributable to the taxpayer becoming disabled; or

■           made as part of a series of substantially equal periodic payments for the life or life expectancy of the tax payer or for the joint life or joint life expectancy of the taxpayer and the spouse.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59½ or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.

If the Contract was purchased as an investment for profit, subject to certain rules, you may deduct any loss upon surrender of the Contract as an ordinary loss.

For purposes of surrenders, the Internal Revenue Code treats all Contracts that we issue to you in the same calendar year as a single Contract.

Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of income taxes. Generally, a death benefit is included in the income of the recipient as follows:

■           if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;

■           if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s investment in the Contract. The Beneficiary must pay taxes on this amount at the Beneficiary’s tax rate. Moreover, the death benefit may also be taxed in the Contractowner’s estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the estate tax attributable to the death benefit.

Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of the Contract, changing Annuity Commencement Dates or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as income and gift taxes, not explained in this prospectus.

Tax Withholding and Reporting
The Internal Revenue Code generally requires us to withhold income tax from any Contract distribution, including a partial withdrawal or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

For periodic payments (e.g., annuity payments), upon request we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (e.g., distributions such as partial withdrawals), we generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, your election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

The Internal Revenue Code generally requires us to report all payments to the Internal Revenue Service.

Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account.

In order to be treated as an annuity contract for federal income tax purposes, the investments of the Subaccounts of the

Separate Account must be "adequately diversified" in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, you would be taxed on the earnings of the Subaccount or Subaccounts in which you were invested, unless your Contract was held in an IRA or qualified plan. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Each of the Life Series Funds available under this Contract sells its shares not only to the Separate Account but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax deferred status. This is a risk that is common to many variable annuity contracts and variable life insurance policies.

Under certain circumstances, a Contractowner's control of the investments of the Separate Account may cause the Contractowner, rather than us, to be treated as the owner of the assets in the Separate Account for tax purposes which would result in the current taxation of the income on those assets to the Contractowner. Based upon existing IRS guidance, we do not believe that the ownership rights of a Contractowner under a Contract would result in the Contractowner's being treated as the owner of the assets of the Contract.  However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS
Because the Life Series Funds is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

■           shares attributable to Contractowners for which we received instructions, would be voted in accordance with the instructions;

■           shares attributable to Contractowners for which we did not receive instructions, would be voted in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

■           shares not attributable to Contractowners, would be voted in the same proportion that we voted shares held in the Subaccount attributable to Contractowners for which we received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

■           before the Annuity Commencement Date, we divide the Subaccount’s Accumulated Value by the net asset value of one Fund share, and

■           after the Annuity Commencement Date, we divide the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Life Series Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote shares of any Fund in our own right, to the extent the law permits.

PROCESSING TRANSACTIONS
Generally, your transaction requests will be processed as of the Business Day on which we receive them, if we receive them in good order before the closing of business on the Business Day (generally 4:00 P.M., Eastern Time). Otherwise, they will be processed as of our next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account or Funds if we believe this would (a) best serve the interests of the Contractowners and annuity payee or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, we will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.

For example, we may:

■           operate the Separate Account in any form permitted by law;

■           add, delete, combine, or modify Subaccounts of the Separate Account;

■           add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law;

■           amend or obtain and continue any exemptions under the Contract if required to comply with the IRS Code or any other applicable federal or state law; or

■           make any necessary technical changes in the Contract in order to conform with any of the above actions.

CONTRACT YEARS AND ANNIVERSARIES
We measure Contract years and anniversaries from the date the Contract is issued. Each Contract year will commence on the anniversary of the issue date.

STATE VARIATIONS
Where required by state law, there may be variations in the Contract which are covered by a special form of the Contract for your State. Your Contract as a result may differ from those in this prospectus. Your actual Contract, with any endorsements, amendments and riders, is the controlling document. We have the right to change the Contract to meet applicable state laws or regulations.

DISTRIBUTION OF THE CONTRACT
We sell the Contract solely through individuals who, in addition to being licensed with us as insurance agents, are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. FIC’s executive offices are located at 110 Wall Street, New York, NY 10005. We reserve the right to sell the Contract directly.

Representatives are paid about 3% of the purchase payments made under the Contract. Representatives may receive additional amounts through compensation overrides, expense allowances, bonuses and training allowances. Representatives may also qualify for non-cash compensation and awards based on productivity and persistency factors. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contractowners or the Separate Account.

REPORTS
At least twice each year, we will send a report to you that contains financial information about the Funds as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Contract.

If several members of the same household each own a Contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.

FINANCIAL STATEMENTS
The financial statements of First Investors Life and for the Separate Account are in the SAI.

SEC file number:
Separate Account D: 333-26341/811-08205

To: First Investors Life Insurance Company Raritan Plaza 1 Edison, New Jersey 08837
Request for Statement of Additional Information
I would like to receive a current copy of the following: (check all appropriate boxes below)
☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C) and First Investors Life Variable Annuity Fund D (Separate Account D).

☐ The Statement of Additional Information for First Investors Life Series Funds.

From:
(name)

Contract number:

Address:

Phone number:

☐ Check if this is a change of address.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectuses for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D, which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 342-7963 or by visiting our website at www.firstinvestors.com.  First Investors Life Variable Annuity Fund C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” with prospectus dated May 1, 2012 and an individual variable annuity contract called the “First Choice” with prospectus dated May 1, 2012.   First Investors Life Variable Annuity Fund D currently funds an individual variable annuity contract called the “Tax Tamer II” with prospectus dated May 1, 2012.

The terms in this SAI have the same meaning as in the Prospectuses.

GENERAL DESCRIPTION

First Investors Life Insurance Company.  First Investors Life Insurance Company, 110 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Bernard E. Bloom	Director	Director Foresters since 2000; Director Foresters Life Limited since 2000; Director FICC since 2011 .
Carol Lerner Brown	Secretary	Assistant Secretary FIC since 1989; Secretary FIMCO since 1989, Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary Administrative Data Management Corp. since 1989 .
Pratibha Canaran	Vice President – Finance	Vice President – Finance FIL, FICC, FIC, FIMCO and Administrative Data Management Corp. since 2012; Assistant Vice President Foresters since 2003.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Richard M. Freeborough	Director
Chairman of the Board since 2009 and Director Foresters since 2005; Director ResMor Trust Company since 2009; Independent Review Committee Member Acuity Investment Funds since 2007; Chairman of the Board and Director Seniors Money Limited since 2007; Director RGA Life Reinsurance Company of Canada since 2006; Governor University of Guelph since 2005; Director ACE INA Insurance from 2005 to 2010; Director Triad Guaranty Insurance Corporations Canada from 2006 to 2008 ; Director FICC since 2011.

Richard H. Gaebler	Director	Retired since January 2000 ; Director FICC since 2011.
Sharon T. Giffen	Director
Senior Vice President and Chief Financial Officer Foresters since 2009; Senior Vice President and Chief Actuary, Vice President Actuarial, Vice President Product Management Foresters from 2000 to 2009 ; Director FICC since 2011.

Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006; Corporate Actuary FIL 2005 – 2006.

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William M. Lipkus	Vice President, Chief Financial Officer, Treasurer and Chief Administrative Officer
Chief Financial Officer FIC and FICC since 1997; Treasurer and Director FIC since 2012; Vice President FIL since 1996; Chief Financial Officer FIL since 1998; Treasurer FIL since 2008; Chief Administrative Officer FIL since 2012; Treasurer FICC since 1999; Chief Administrative Officer FICC since 2012; Chief Administrative Officer FIC since 2012; Director FIMCO since 2007; Chief Financial Officer FIMCO since 1998; Chief Administrative Officer FIMCO since 2012; Director Administrative Data Management Corp. since 2007; Chief Financial Officer Administrative Data Management Corp. since 1998; Treasurer Administrative Data Management Corp. since 1998; Chief Administrative Officer Administrative Data Management Corp. since 2012.

Martha E. Marcon	Director	Director FIL since 2012; Director FICC since 2011; Director Mercury General Corp. 2008-present; Director NIA Group 2006-present.
Louise L. McCormick	Director	Director Foresters since 2005; Director Duncaster, Inc. since 2005; Trustee and Board President Hartford Art School, Inc. since 2005; Director Heska, Inc. since 2000; Director FICC since 2011.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005; Chairman and Director FICC since 2011.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
Christopher H. Pinkerton	Chairman and Director
President and Director FICC since 2011; Chairman and Director FIMCO and Administrative Data Management Corp. since 2011; President FIMCO 2011; Chairman and Director FIL and FIC since 2011; President FIC 2011-2012; Foresters US Division since 2008, Chairman Foresters Equity Services since 2007, and Chairman Foresters Financial Partners since 2006; Senior Vice President Foresters North American Sales and Marketing from 2005 to 2007.

David Schimmel	Vice President	Vice President FIL since 2011; Assistant Vice President FIL 2006-2011.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006; Actuary FIL 2002 – 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003.

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Separate Account Assets.  First Investors Life Variable Annuity Fund C (“Separate Account C”) was established on December 21, 1989.  First Investors Life Variable Annuity Fund D (“Separate Account D”) was established on April 8, 1997.  Each Separate Account was established under the provisions of the New York Insurance Law.  Each Separate Account’s assets are segregated from the assets of First Investors Life, and that portion of each Separate Account’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts for the respective Separate Account are not chargeable with liabilities arising out of any other business of First Investors Life.  Each Separate Account is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

The assets of each Separate Account are invested at net asset value in shares of a corresponding series (each a “Fund” and collectively “Funds”) of the Life Series Funds.  For example, the Discovery Subaccount invests in the Discovery Fund, the Government Subaccount invests in the Government Fund, and so on.  The Life Series Funds Prospectus describes the risks attendant to an investment in each Fund of the Life Series Funds.   The Life Series Funds contains ten separate Funds:   Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2015 Fund and Value Fund.  All of these Funds are available under the Tax Tamer I, Tax Tamer II and First Choice Contracts.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C and Separate Account D.

Independent Registered Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, were selected as the independent registered public accounting firm for Separate Account C and Separate Account D, and First Investors Life Insurance Company for the year 2011.

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, were the independent accountants for Separate Account C and Separate Account D, and First Investors Life Insurance Company for the years 2010, 2009, 2008 and 2007.

Underwriter.  First Investors Life and each Separate Account have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 110 Wall Street, New York, New York 10005.  For the fiscal years ended December 31, 2009, 2010 and 2011, FIC received fees from Separate Account C of  $38,844,  $352,227 and $1,209,404, respectively, in connection with the distribution of the Contracts in a continuous offering.  For the fiscal years ended December 31, 2009, 2010 and 2011, FIC received fees from Separate Account D of $478,651, $304,272 and $92,133, respectively, in connection with the distribution of the Contracts in a continuous offering.

        First Investors Life anticipates continuing to offer new First Choice Contracts, but reserves the right to discontinue this offering.  New Tax Tamer I and Tax Tamer II Contracts are not currently being offered for sale.  Existing Tax Tamer I and Tax Tamer II Contractowners may however continue to make additional premium payments to their existing Contracts.

The Contracts for both Separate Accounts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

VALUATION

Value of an Accumulation Unit.  For each Subaccount of Separate Account C and each Subaccount of Separate Account D, the value of an Accumulation Unit was arbitrarily initially set at $10.00.  The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being

4

calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value.  The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks.  For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.  For Separate Account D, such factor is equal on an annual basis to 1.40% of the daily net assets value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account.  The First Choice Contract also allows Contractowners to allocate value to the Fixed Account.  The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value.  The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit.  For each Subaccount of Separate Account C and each Subaccount of Separate Account D, the value of an Annuity Unit was arbitrarily initially set at $10.00.  The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts.  (For an illustration of this calculation, see Appendix III, Example A.)

Amount of Annuity Payments.  When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice Contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice Contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice Contracts) by the number of Accumulation Units owned.  This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value.  For First Choice Contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value.  The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity

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payment.  The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied.  These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date.  The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice Contracts. For First Choice Contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement.  Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount.  This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  This number of Annuity Units remains fixed for all variable annuity payments.  The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment.  The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month.  (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice Contract) per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments.  All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

In addition, for the First Choice Contract, First Investors Life may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners.  First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values.  In addition, latest available reports of the Life Series Funds will be mailed to each Contractowner.

Assignment.  Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due.  To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims

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against any Annuitant, Joint Annuitant or Beneficiary.  The Contracts may be assigned.  No assignment of a Contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its home office.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of each Separate Account’s Subaccounts.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

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APPENDICES

APPENDIX I

EXAMPLE A
Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account C

Net Investment Factor =	A + B C	- D

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume ..........................................................................................................................................................................................		=	$8.51000000

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume........................................................................................................................................................................................		=	0

C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume.......................................................................................................................................................................................		=	$8.39000000

D =	The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
	On a daily basis.........................................................................................................................................................................		=	.00002740

Then, the Net Investment Factor =	8.51000000 + 0 8 .39000000	- .00002740 ...............................................................................	=	1.01427534

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account D

Net Investment Factor =	A + B C	- D

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period. Assume ......................................................................................................................................................................................		=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period. Assume .....................................................................................................................................................................................		=	0
C =
The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
Assume.....................................................................................................................................................................................

			=	$8.39000000
D =	The daily deduction for mortality and expense risks and administration, which totals 1.4% on an annual basis. On a daily basis ......................................................................................................................................................................		=	.00003836

Then, the Net Investment Factor =	8.51000000 + 0 8.39000000	- .00003836 ....................................................................................	=	1.01426438

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EXAMPLE B
Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account C

Accumulation Unit Value = A x B
Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation Period. Assume ........................................................................................................................................................................................	=	$1.46328760

B =	The Net Investment Factor for the current Valuation Period. Assume ........................................................................................................................................................................................	=	1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534...................................................................................................		=	1.48417653

Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account D

Accumulation Unit Value = A x B
Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation Period. Assume ........................................................................................................................................................................................	=	$1.46328760

B =	The Net Investment Factor for the current Valuation Period. Assume ........................................................................................................................................................................................	=	1.01426438

Then, the Accumulation Unit Value = $1.46328760 x 1.01426438...................................................................................................		=	1.48416049

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APPENDIX II

EXAMPLE A
Formula and Illustration for Determining
Death Benefit Payable Under
Annuity Option 4-Unit Refund Life Annuity
For Separate Account C (Tax Tamer I only) and Separate Account D

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable =	A B	- (CxD), if	A B	is greater than CxD

Where:

A =	The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity. Assume ........................................................................................................................................................................................	=	$20,000.00

B =	The Annuity Unit Value at the Annuity Commencement Date. Assume .......................................................................................................................................................................................	=	$1.08353012

C =	The number of Annuity Units represented by each payment made. Assume .......................................................................................................................................................................................	=	116.61488844

D =	The total number of monthly Variable Annuity Payments made prior to the Annuitant’s death. Assume .......................................................................................................................................................................................	=	30

Then the number of Annuity Units Payable:

	$20,000.00 $1.08353012	- (116.61488844 x 30)

=	18,458.18554633	- 3,498.44665320

=	14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

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APPENDIX III

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account C and Separate Account D

Annuity Unit Value = A x B x C

Where:

A =	Annuity Unit Value of the immediately preceding Valuation Period. Assume ........................................................................................................................................................................................	=	$1.10071211

B =	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated. Assume .......................................................................................................................................................................................	=	1.00083530

C =	A factor to neutralize the assumed interest rate of 3½% built into the Annuity Tables used. Daily factor equals ....................................................................................................................................................................	=	0.99990575

Then, the Annuity Value is:

$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account C and Separate Account D

First Monthly Variable Annuity Payment =	A $1,000	x B

Where:

A =	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date. Assume ...........................................................................................................................................................................................	=	$20,000.00

B =	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract. Assume............................................................................................................................................................................................	=	$6.40

Then, the first Monthly Variable Payment =	$20,000 $1,000	x $6.40 = $128.00

11

EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account C and Separate Account D
Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A B

Where:
A =	The dollar amount of the first monthly Variable Annuity Payment. Assume ........................................................................................................................................................................................	=	$128.00

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date. Assume .......................................................................................................................................................................................	=	$1.09763000

Then, the number of Annuity Units =	$128.00 $1.09763000	= 116.61488844

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account C and Separate Account D

Second Monthly Variable Annuity Payment = A x B

Where:

A =	The Number of Annuity Units represented by each monthly Variable Annuity Payment. Assume ........................................................................................................................................................................................	=	116.61488844

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due. Assume .......................................................................................................................................................................................	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund.  If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result.  Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

12

Financial Statements
as of
December 31, 2011

13

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Financial Statements

December 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Variable Annuity Fund C:

We have audited the accompanying statements of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise First Investors Life Variable Annuity Fund C (Separate Account C), as of December 31, 2011, and the related statement of operations, statements of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account C as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
April 26 , 2012

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Assets and Liabilities
December 31, 2011
	Cash Management	High Yield	Growth and Income	Discovery	International	Select Growth	Government	Investment Grade	Value	Target Maturity 2015
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$5,802,838	$16,140,194	$87,798,387	$32,527,810	$22,874,652	$4,194,358	$12,948,227	$19,384,848	$21,228,772	$7,834,433
Liabilities:
Payable to First Investors Life Insurance Company	4,309	13,148	73,437	27,305	19,248	3,475	10,721	15,819	176,925	6,506
Net assets	5,798,529	16,127,046	87,724,950	32,500,505	22,855,404	4,190,883	12,937,506	19,369,029	21,051,847	7,827,927
Net assets represented by Contracts in accumulation period	$5,798,529	$16,127,046	$87,724,950	$32,500,505	$22,855,404	$4,190,883	$12,937,506	$19,369,029	$21,051,847	$7,827,927
See accompanying notes to financial statements.

2

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Operations
Year ended December 31, 2011
	Cash Management	High Yield	Growth and Income	Discovery	Blue Chip	International	Select Growth	Government	Investment Grade	Value	Target Maturity 2015
Investment income:
Income:
Dividends	$—	996,996	975,308	166,437	518,911	510,604	4,165	429,900	808,708	458,536	301,342
Expenses:
Mortality and expense risks (note 5)	54,715	147,817	592,752	333,334	328,255	238,531	33,587	125,907	178,967	219,101	76,260
Administrative charges (note 5)	4	297	549	305	113	209	142	313	316	326	103
Total expenses	54,719	148,114	593,301	333,639	328,368	238,740	33,729	126,220	179,283	219,427	76,363
Net investment income (loss)	(54,719)	848,882	382,007	(167,202)	190,543	271,864	(29,564)	303,680	629,425	239,109	224,979
Realized gain on investments:
Realized gain distributions	—	—	—	—	—	—	—	—	—	—	106,373
Realized gain (loss) on investments	—	(104,091)	(322,643)	747,998	4,140,557	(195,114)	12,515	24,987	(12,624)	301,553	61,003
Realized gains (losses)	—	(104,091)	(322,643)	747,998	4,140,557	(195,114)	12,515	24,987	(12,624)	301,553	167,376
Change in unrealized appreciation (depreciation) on investments	—	(78,381)	701,519	(192,560)	(4,254,808)	(195,594)	105,436	209,817	282,841	(424,427)	50,651

Net increase (decrease) in net assets resulting from operations	$(54,719)	666,410	760,883	388,236	76,292	(118,844)	88,387	538,484	899,642	116,235	443,006

See accompanying notes to financial statements.

3

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2011 and 2010
	Cash Management		High Yield		Growth and Income		Discovery		Blue Chip		International
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(54,719)	(44,151)	848,882	866,698	382,007	52,721	(167,202)	(40,057)	190,543	232,784	271,864	(232,255)
Realized gain distributions	—	—	—	—	—	—	—	—	—	—	—	—
Realized gain (loss) on investments	—	—	(104,091)	(287,999)	(322,643)	(1,228,010)	747,998	584,658	4,140,557	221,544	(195,114)	(580,979)
Change in unrealized appreciation (depreciation) on investments	—	—	(78,381)	945,866	701,519	8,612,975	(192,560)	6,242,618	(4,254,808)	2,645,365	(195,594)	3,515,304
Net increase in net assets resulting from operations	(54,719)	(44,151)	666,410	1,524,565	760,883	7,437,686	388,236	6,787,219	76,292	3,099,693	(118,844)	2,702,070
From contract transactions:
Net insurance premiums from contract owners	1,726,009	812,208	2,029,015	510,945	3,241,961	960,635	2,539,111	588,047	998,351	286,127	1,700,749	444,095
Transfers between sub-accounts	(863,892)	1,469,559	1,000,527	223,442	32,856,018	(18,941)	(480,220)	(501,934)	(34,685,193)	(643,931)	(354,068)	(454,618)
Transfers for contract benefits and terminations	(1,063,425)	(1,010,610)	(1,094,304)	(1,584,910)	(5,186,524)	(5,776,310)	(2,532,080)	(3,418,700)	(2,945,497)	(4,250,166)	(2,126,272)	(2,849,607)
Increase (decrease) in net assets derived from contract transactions	(201,308)	1,271,157	1,935,238	(850,523)	30,911,455	(4,834,616)	(473,189)	(3,332,587)	(36,632,339)	(4,607,970)	(779,591)	(2,860,130)
Net increase (decrease) in net assets	(256,027)	1,227,006	2,601,648	674,042	31,672,338	2,603,070	(84,953)	3,454,632	(36,556,047)	(1,508,277)	(898,435)	(158,060)
Net assets:
Beginning of year	6,054,556	4,827,550	13,525,398	12,851,356	56,052,612	53,449,542	32,585,458	29,130,826	36,556,047	38,064,324	23,753,839	23,911,899
End of year	$5,798,529	6,054,556	16,127,046	13,525,398	87,724,950	56,052,612	32,500,505	32,585,458	—	36,556,047	22,855,404	23,753,839

4

	Select Growth		Government		Investment Grade		Value		Target Maturity 2015
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(29,564)	(17,204)	303,680	346,906	629,425	604,613	239,109	245,007	224,979	198,011
Realized gain distributions	—	—	—	—	—	—	—	—	106,373	31,502
Realized gain (loss) on investments	12,515	(31,065)	24,987	30,421	(12,624)	(39,964)	301,553	120,003	61,003	73,130
Change in unrealized appreciation (depreciation) on investments	105,436	455,742	209,817	48,106	282,841	642,658	(424,427)	2,304,031	50,651	152,812
Net increase in net assets resulting from operations	88,387	407,473	538,484	425,433	899,642	1,207,307	116,235	2,669,041	443,006	455,455
From contract transactions:
Net insurance premiums from contract owners	1,233,422	212,993	960,709	598,141	2,171,600	574,878	1,159,863	530,838	451,440	154,708
Transfers between sub-accounts	569,328	74,540	673,838	1,742,290	1,351,990	1,619,128	(414,991)	106,026	290,675	1,307,418
Transfers for contract benefits and terminations	(209,536)	(207,940)	(1,604,185)	(1,857,848)	(1,576,409)	(1,646,310)	(2,166,978)	(2,912,877)	(1,052,990)	(692,011)
Increase (decrease) in net assets derived from contract transactions	1,593,214	79,593	30,362	482,583	1,947,181	547,696	(1,422,106)	(2,276,013)	(310,875)	770,115
Net increase (decrease) in net assets	1,681,601	487,066	568,846	908,016	2,846,823	1,755,003	(1,305,871)	393,028	132,131	1,225,570
Net assets:
Beginning of year	2,509,282	2,022,216	12,368,660	11,460,644	16,522,206	14,767,203	22,517,018	22,123,990	7,695,796	6,470,226
End of year	$4,190,883	2,509,282	12,937,506	12,368,660	19,369,029	16,522,206	21,211,147	22,517,018	7,827,927	7,695,796
See accompanying notes to financial statements.

5

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

(1)	Organization

First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Insurance Department. Assets of Separate Account C have been used to purchase shares of First Investors Life Series Fund (the Fund), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account C and bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying fund portfolios: Cash Management, High Yield, Growth & Income, Discovery, International, Select Growth, Government, Investment Grade, Value, and Target Maturity 2015. In 2011, Blue Chip merged into Growth and Income Fund.

(2)	Significant Accounting Practices

	(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 26, 2012, have been evaluated in the preparation of the financial statements.

	(c)	Investments

Shares of the Funds held by Separate Account C are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

	(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

	(e)	Federal Income Taxes

Separate Account C is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C will not be taxed as a regulated investment company under Subchapter M of the Code. Under

6	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C.

(f) Reclassifications

Certain prior period numbers were reclassified to conform to the current year presentation.

(3)	Investments

Investments consist of the following at December 31, 2011:

	Shares	Net asset value	Market value	Cost
First Investors Life Series Fund:
Cash Management	5,802,838	$1.00	$5,802,838	$5,802,838
High Yield	2,513,329	6.42	16,140,194	17,668,741
Growth and Income	3,074,197	28.56	87,798,387	91,422,936
Discovery	1,018,372	31.94	32,527,810	23,923,579
International	1,391,910	16.44	22,874,652	24,885,408
Select Growth	495,853	8.46	4,194,358	4,040,665
Government	1,229,898	10.53	12,948,227	12,478,719
Investment Grade	1,784,435	10.86	19,384,848	19,221,314
Value	1,416,349	14.99	21,228,772	18,724,305
Target Maturity 2015	481,396	16.27	7,834,433	7,124,236

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Cash Management	$1,726,009	1,982,004
High Yield	4,026,538	1,240,119
Growth and Income	37,073,287	5,751,134
Discovery	2,705,548	3,344,773
Blue Chip	1,517,262	37,988,688
International	2,211,353	2,718,966
Select Growth	1,806,915	241,691
Government	2,064,447	1,729,677
Investment Grade	4,332,298	1,753,341
Value	1,618,399	2,801,650
Target Maturity 2015	1,149,830	1,129,126

7	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

Separate Account C utilizes various methods to measure the fair value of its financial instruments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account C has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account C’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value Separate Account C investments as of December 31, 2011 is as follows:

	Total	Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs
Cash Management	$5,802,838	$5,802,838	$	___	$	___
High Yield	16,140,194	16,140,194		___		___
Growth and Income	87,798,387	87,798,387		___		___
Discovery	32,527,810	32,527,810		___		___
International	22,874,652	22,874,652		___		___
Select Growth	4,194,358	4,194,358		___		___
Government	12,948,227	12,948,227		___		___
Investment Grade	19,384,848	19,384,848		___		___
Value	21,228,772	21,228,772		___		___
Target Maturity 2015	7,834,433	7,834,433		___		___

	$230,734,519	$230,734,519		___		___

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

8	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:

	2011			2010
	Units Issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	733,847	(748,199)	(14,352)	351,478	(270,717)	80,761
High Yield	68,917	(19,893)	49,024	18,033	(42,049)	(24,016)
Growth and Income	691,000	(87,878)	603,122	11,717	(119,104)	(107,387)
Discovery	35,062	(43,464)	(8,402)	8,063	(78,276)	(70,213)
Blue Chip	17,724	(1,101,242)	(1,083,518)	7,843	(155,655)	(147,812)
International	38,214	(61,908)	(23,694)	8,912	(99,511)	(90,599)
Select Growth	231,701	(32,138)	199,563	46,179	(34,905)	11,274
Government	58,085	(56,898)	1,187	79,671	(59,593)	20,078
Investment Grade	118,545	(45,670)	72,875	70,467	(49,306)	21,161
Value	45,404	(112,512)	(67,108)	32,144	(151,674)	(119,530)
Target Maturity 2015	36,439	(51,524)	(15,085)	70,293	(35,119)	35,174

(5)	Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. This deduction is assessed through a reduction of unit values. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through a redemption of units. There was no deduction under this provision during 2011.

An annual contract maintenance charge of $35 is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.

Effective June 1, 2010 the Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 8% of the value of the Accumulation Units surrendered.

9	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

(6)	Financial Highlights Table

	Net assets			Investment Income Ratio1	Expense Ratio2	Total Return3, 4
	Units	Units value	(000s)

Cash Management:
December 31:
2011	369,425	$ 15.606	5,799	___	1.00%	-1.00%
2010	383,776	$ 15.763	6,055	___	1.00%	-1.00%
2009	303,015	$ 15.921	4,828	0.19%	1.00%	-0.83%
2008	376,676	$ 16.054	6,050	2.06%	1.00%	1.01%
2007	518,520	$ 15.893	8,239	3.92%	1.00%	3.59%
High Yield:
December 31:
2011	399,663	$ 40.322	16,127	6.68%	1.00%	4.61%
2010	350,639	$ 38.547	13.525	7.66%	1.00%	12.58%
2009	374,655	$ 34.240	12.851	9.91%	1.00%	33.81%
2008	413,013	$ 25.589	10,584	8.89%	1.00%	-26.60%
2007	482,188	$ 34.860	16,823	7.91%	1.00%	0.05%
Growth and Income:
December 31:
2011	1,711,970	$ 51.173	87,725	1.64%	1.00%	1.35%
2010	1,108,848	$ 50.493	56,053	1.11%	1.00%	15.03%
2009	1,216,235	$ 43.894	53,450	2.00%	1.00%	26.77%
2008	1,404,403	$ 34.625	48,577	1.53%	1.00%	-35.86%
2007	1,626,474	$ 53.986	87,868	0.52%	1.00%	0.97%
Discovery:
December 31:
2011	575,022	$ 56.494	32,501	0.50%	1.00%	1.23%
2010	583,423	$ 55.810	32,585	0.87%	1.00%	25.31%
2009	653,636	$ 44.537	29,131	1.30%	1.00%	29.46%
2008	732,306	$ 34.401	25,201	0.45%	1.00%	-33.91%
2007	856,791	$ 52.055	44,616	0.18%	1.00%	5.56%
Blue Chip:
December 31:
2011	___	___	___	1.58%	1.00%	0.43%
2010	1,083,518	$ 33.680	36,556	1.67%	1.00%	9.12%
2009	1,231,330	$ 30.865	38,064	2.29%	1.00%	20.40%
2008	1,424,765	$ 25.635	36,571	1.60%	1.00%	-32.76%
2007	1,685,065	$ 38.125	64,308	1.12%	1.00%	3.17%
International:
December 31:
2011	668,685	$ 34.115	22,855	2.14%	1.00%	-0.36%
2010	692,380	$ 34.238	23,754	0.00%	1.00%	12.32%
2009	782,979	$ 30.482	23,912	4.69%	1.00%	22.01%
2008	888,496	$ 24.983	22,220	0.21%	1.00%	-42.47%
2007	1,010,953	$ 43.425	43,971	3.14%	1.00%	19.79%

10	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

	Net assets
	Units	Units value	(000s)	Investment Income Ratio1	Expense Ratio2	Total Return3, 4

Select Growth:
December 31:
2011	531,020	$ 7.890	4,191	0.12%	1.00%	4.21%
2010	331,457	$ 7.572	2,509	0.18%	1.00%	19.90%
2009	320,183	$ 6.315	2,022	0.00%	1.00%	8.81%
2008	326,913	$ 5.804	1,896	0.16%	1.00%	-42.05%
2007	271,526	$ 10.016	2,722	0.75%	1.00%	10.31%
Government:
December 31:
2011	514,969	$ 25.125	12,938	3.41%	1.00%	4.36%
2010	513,782	$ 24.075	12,369	3.89%	1.00%	3.78%
2009	493,704	$ 23.199	11,461	4.15%	1.00%	3.24%
2008	514,513	$ 22.471	11,567	4.31%	1.00%	5.86%
2007	514,817	$ 21.226	10,934	5.12%	1.00%	5.49%
Investment Grade:
December 31:
2011	712,064	$ 27.185	19,369	4.49%	1.00%	5.17%
2010	639,189	$ 25.849	16,522	4.81%	1.00%	8.17%
2009	618,028	$ 23.896	14,767	6.12%	1.00%	19.74%
2008	655,154	$ 19.957	13,079	5.70%	1.00%	-12.48%
2007	738,2223	$ 22.803	16,846	5.47%	1.00%	4.47%
Value:
December 31:
2011	997,802	$ 21.248	21,211	2.09%	1.00%	0.52%
2010	1,064,610	$ 21.138	22,517	2.17%	1.00%	13.19%
2009	1,184,140	$ 18.675	22,124	3.26%	1.00%	19.83%
2008	1,377,532	$ 15.585	21,478	2.07%	1.00%	-30.11%
2007	1,577,728	$ 22.300	35,205	1.60%	1.00%	-1.65%
Target Maturity 2015:
December 31:
2011	350,601	$ 22.256	7,828	3.95%	1.00%	6.07%
2010	365,686	$ 20.982	7,696	3.88%	1.00%	7.50%
2009	330,512	$ 19.518	6,470	4.09%	1.00%	-3.19%
2008	361,598	$ 20.162	7,311	3.78%	1.00%	13.42%
2007	376,025	$ 17.776	6,703	3.87%	1.00%	8.61%

11	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2011

1
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

4	Blue Chip merged into Growth and Income Fund on December 9, 2011. Total return represents period January 1, 2011 to December 9, 2011.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Variable Annuity Fund C (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) (“Separate Account C”), as of December 31, 2010, and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 2010 and 2009 for each of the individual sub-accounts which comprise Separate Account C.   These financial statements are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account C’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account C’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned at December 31, 2010 by correspondence with Separate Account C’s custodian.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account C as of December 31, 2010, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for the years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D

Financial Statements

December 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Variable Annuity Fund D:

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise First Investors Life Variable Annuity Fund D (Separate Account D), as of December 31, 2011, and the related statement of operations, statements of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account D as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
April 26, 2012

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statement of Assets and Liabilities
December 31, 2011

	Cash Management	High Yield	Growth and Income	Discovery	Blue Chip	International	Select Growth	Government	Investment Grade	Value	Target Maturity 2015
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$3,376,670	$12,114,968	$43,392,276	$15,495,176	$—	$12,717,290	$2,742,452	$8,552,751	$15,275,720	$17,871,405	$18,207,381
Liabilities:
Payable to First Investors:
Life Insurance Company	3,985	13,982	50,989	18,426	—	15,071	3,153	9,945	17,589	20,831	21,210
Net assets	3,372,685	12,100,986	43,341,287	15,476,750	—	12,702,219	2,739,299	8,542,806	15,258,131	17,850,574	18,186,171
Net assets represented by Contracts in accumulation period	$3,372,685	$12,100,986	$43,341,287	$15,476,750	$—	$12,702,219	$2,739,299	$8,542,806	$15,258,131	$17,850,574	$18,186,171

See accompanying notes to financial statements.

2

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statement of Operations
Year ended December 31, 2011
	Cash Management	High Yield	Growth and Income	Discovery	Blue Chip	International	Select Growth	Government	Investment Grade	Value	Target Maturity 2015
Investment income:
Income:
Dividends	$—	$886,534	$570,821	$88,692	$228,171	$305,051	$3,991	$306,769	$745,442	$401,329	$747,589
Expenses:
Mortality and expense risks (note 5)	40,326	171,329	465,374	239,224	195,286	194,383	37,500	121,188	214,368	265,025	266,887
Administrative charges (note 5)	2,076	6,008	21,074	10,369	8,861	8,182	1,700	4,613	8,069	10,765	9,123
Total expenses	42,402	177,337	486,448	249,593	204,147	202,565	39,200	125,801	222,437	275,790	276,010
Net investment income (loss)	(42,402)	709,197	84,373	(160,901)	24,024	102,486	(35,209)	180,968	523,005	125,539	471,579
Realized gain on investments:
Realized gain distributions	—	—	—	—	—	—	—	—	—	—	263,897
Realized gain (loss) on investments	—	(166,571)	(256,604)	690,900	1,743,180	(188,485)	18,560	31,880	(4,522)	275,630	287,784
Realized gains (losses)	—	(166,571)	(256,604)	690,900	1,743,180	(188,485)	18,560	31,880	(4,522)	275,630	551,681
Change in unrealized appreciation (depreciation) on investments	—	(49,790)	489,833	(411,604)	(1,758,250)	(30,197)	94,765	116,984	202,981	(400,139)	13,108
Net increase (decrease) in net assets resulting from operations	$(42,402)	$492,836	$317,602	$118,395	$8,954	$(116,196)	$78,116	$329,832	$721,464	$1,030	$1,036,368
See accompanying notes to financial statements.

3

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statements of Changes in Net Assets
Years ended December 31, 2011 and 2010
	Cash Management		High Yield		Growth and Income		Discovery		Blue Chip		International
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(42,402)	$(42,989)	$709,197	$698,428	$84,373	$(112,577)	$(160,901)	$(94,257)	$24,024	$31,455	$102,486	$(201,970)
Realized gain distributions	—	—	—	—	—	—	—	—	—	—	—	—
Realized gain (loss) on investments	—	—	(166,571)	(232,159)	(256,604)	(1,006,086)	690,900	257,104	1,743,180	78,913	(188,485)	(420,780)
Change in unrealized appreciation (depreciation) on investments	—	—	(49,790)	818,469	489,833	5,336,184	(411,604)	3,317,586	(1,758,250)	1,152,190	(30,197)	2,147,701
Net increase in net assets resulting from operations	(42,402)	(42,989)	492,836	1,284,738	317,602	4,217,521	118,395	3,480,433	8,954	1,262,558	(116,196)	1,524,951
From contract transactions:
Net insurance premiums from contract owners	(3,150)	70,711	131,780	555,144	350,415	929,403	273,518	514,244	109,064	365,832	157,470	576,678
Transfers between sub-accounts	1,384,988	1,243,997	761,023	681,349	13,091,381	58,039	(244,790)	117,532	(14,292,601)	(197,919)	(157,005)	16,918
Transfers for contract benefits and terminations	(1,753,906)	(1,070,340)	(1,189,836)	(1,347,629)	(3,674,884)	(4,272,839)	(1,942,186)	(2,080,320)	(1,966,167)	(2,348,471)	(1,339,145)	(1,867,280)
Increase (decrease) in net assets derived from contract transactions	(372,068)	244,368	(297,033)	(111,136)	9,766,912	(3,285,397)	(1,913,458)	(1,448,544)	(16,149,704)	(2,180,558)	(1,338,680)	(1,273,684)
Net increase (decrease) in net assets	(414,470)	201,379	195,803	1,173,602	10,084,514	932,124	(1,795,063)	2,031,889	(16,140,750)	(918,000)	(1,454,876)	251,267
Net assets:
Beginning of year	3,787,155	3,585,776	11,905,183	10,731,581	33,256,773	32,324,649	17,271,813	15,239,924	16,140,750	17,058,750	14,157,095	13,905,828
End of year	$3,372,685	$3,787,155	$12,100,986	$11,905,183	$43,341,287	$33,256,773	$15,476,750	$17,271,813	$—	$16,140,750	$12,702,219	$14,157,095

4

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statements of Changes in Net Assets
Years ended December 31, 2011 and 2010
	Select Growth		Government		Investment Grade		Value		Target Maturity 2015
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(35,209)	$(27,547)	$180,968	$246,758	$523,005	$533,765	$125,539	$125,353	$471,579	$526,455
Realized gain distributions	—	—	—	—	—	—	—	—	263,897	97,257
Realized loss on investments	18,560	(40,456)	31,880	30,255	(4,522)	(37,022)	275,630	60,453	287,784	340,532
Change in unrealized appreciation (depreciation) on investments	94,765	461,388	116,984	26,111	202,981	627,691	(400,139)	2,044,953	13,108	421,164
Net increase in net assets resulting from operations	78,116	393,385	329,832	303,124	721,464	1,124,434	1,030	2,230,759	1,036,368	1,385,408
From contract transactions:
Net insurance premiums from contract owners	24,514	275,546	122,389	329,163	109,600	509,359	212,088	791,448	187,142	399,258
Transfers between sub-accounts	367,497	104,856	(486,038)	927,832	645,715	1,311,032	(80,294)	24,097	(989,876)	(12,192)
Transfers for contract benefits and terminations	(245,010)	(232,814)	(920,888)	(1,488,007)	(1,663,716)	(2,362,768)	(2,061,858)	(2,348,318)	(1,902,322)	(2,540,731)
Increase (decrease) in net assets derived from contract transactions	147,001	147,588	(1,284,537)	(231,012)	(908,401)	(542,377)	(1,930,064)	(1,532,773)	(2,705,056)	(2,153,665)
Net increase (decrease) in net assets	225,117	540,973	(954,705)	72,112	(186,937)	582,057	(1,929,034)	697,986	(1,668,688)	(768,257)
Net assets:
Beginning of year	2,514,182	1,973,209	9,497,511	9,425,399	15,445,068	14,863,011	19,779,608	19,081,622	19,854,859	20,623,116
End of year	$2,739,299	$2,514,182	$8,542,806	$9,497,511	$15,258,131	$15,445,068	$17,850,574	$19,779,608	$18,186,171	$19,854,859
See accompanying notes to financial statements.

5

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

(1)	Organization

First Investors Life Variable Annuity Fund D (Separate Account D), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Insurance Department. Assets of Separate Account D have been used to purchase shares of First Investors Life Series Fund (the Fund), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account D and bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios: Cash Management, High Yield, Growth & Income, Discovery, International, Select Growth, Government, Investment Grade, Value, and Target Maturity 2015. In 2011, Blue Chip merged into Growth and Income Fund.

(2)	Significant Accounting Practices

(a)	Use Of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 26, 2012, have been evaluated in the preparation of the financial statements.

(c)	Investments

Shares of the Funds held by Separate Account D are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

(e)	Federal Income Taxes

Separate Account D is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account D will not be taxed as a regulated investment company under Subchapter M of the Code.

6	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account D.

(f)	Reclassifications

Certain prior period numbers were reclassified to conform to the current year presentation.

(3)	Investments

Investments consist of the following at December 31, 2011:

	Shares	Net asset value	Market value	Cost
First Investors Life Series Fund: Cash Management	3,376,670	$1.00	$3,376,670	$3,376,670
High Yield	1,886,526	6.42	12,114,968	13,201,724
Growth and Income	1,519,349	28.56	43,392,276	45,137,641
Discovery	485,119	31.94	15,495,175	11,548,909
International	773,507	16.44	12,717,290	13,937,394
Select Growth	324,210	8.46	2,742,452	2,556,144
Government	812,390	10.53	8,552,751	8,229,631
Investment Grade	1,406,177	10.86	15,275,720	15,046,572
Value	1,192,351	14.99	17,871,405	15,937,802
Target Maturity 2015	1,118,775	16.27	18,207,381	16,210,741

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Cash Management	$1,381,838	1,795,883
High Yield	1,779,337	1,367,005
Growth and Income	14,012,617	4,147,901
Discovery	362,210	2,437,773
Blue Chip	337,235	16,481,196
International	462,521	1,699,694
Select Growth	396,002	283,893
Government	429,158	1,533,892
Investment Grade	1,500,757	1,886,561
Value	613,417	2,419,502
Target Maturity 2015	1,198,628	3,170,529

Separate Account D utilizes various methods to measure the fair value of its financial instruments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are described below:

7	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account D has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account D’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value Separate Account D’s investments as of December 31, 2011 is as follows:

	Total	Level 1 Quoted prices	Level 2 other significant observable inputs	Level 3 significant unobservable inputs
Cash Management	$3,376,670	$3,376,670	$—	$—
High Yield	12,114,968	12,114,968	—	—
Growth and Income	43,392,276	43,392,276	—	—
Discovery	15,495,176	15,495,176	—	—
International	12,717,290	12,717,290	—	—
Select Growth	2,742,452	2,742,452	—	—
Government	8,552,751	8,552,751	—	—
Investment Grade	15,275,720	15,275,720	—	—
Value	17,871,405	17,871,405	—	—
Target Maturity 2015	18,207,381	18,207,381	—	—
	$149,746,089	$149,746,089	$—	$—

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

8	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:

	2011			2010
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	200,537	(231,138)	(30,601)	180,733	(159,783)	20,950
High Yield	65,185	(84,706)	(19,521)	86,112	(93,563)	(7,451)
Growth and Income	860,729	(260,858)	599,871	64,851	(298,923)	(234,072)
Discovery	38,444	(163,385)	(124,941)	58,438	(172,260)	(113,822)
Blue Chip	12,775	(1,486,992)	(1,474,217)	49,709	(268,954)	(219,245)
International	30,254	(118,185)	(87,931)	49,470	(140,195)	(90,725)
Select Growth	50,926	(33,737)	17,189	62,355	(40,494)	21,861
Government	29,907	(104,493)	(74,586)	80,597	(94,502)	(13,905)
Investment Grade	66,279	(118,135)	(51,856)	90,577	(123,852)	(33,275)
Value	34,137	(165,799)	(131,662)	75,464	(192,432)	(116,968)
Target Maturity 2015	14,539	(139,771)	(125,232)	56,946	(162,801)	(105,855)

(5)	Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 1.25% of the daily net asset value of Separate Account D. An additional administrative charge equal on an annual basis to 0.15% of the daily net asset value is deducted. These deductions are assessed through a reduction of unit values.

An annual contract maintenance charge of $30 is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.

The Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 7% of the value of the Accumulation Units surrendered.

(6)	Financial Highlights Table

	Net assets			Investment
	Units	Unit value	(000s)	income ratio1	Expense ratio2	Total return3,4
Cash Management: December 31:
2011	285,368	$11.820	$3,373	—%	1.40%	(1.39)%
2010	315,969	11.986	3,787	—	1.40	(1.39)
2009	295,019	12.155	3,586	0.19	1.40	(1.22)
2008	387,525	12.305	4,769	2.02	1.40	0.61
2007	419,697	12.231	5,127	4.22	1.40	3.17

9	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

	Net assets			Investment
	Units	Unit value	(000s)	income ratio1	Expense ratio2	Total return3,4
High Yield: December 31:
2011	758,661	$15.941	$12,101	7.23%	1.40%	4.19%
2010	778,182	15.300	11,905	7.53	1.40	12.13
2009	785,633	13.645	10,732	9.65	1.40	33.27
2008	813,100	10.238	8,332	8.91	1.40	(26.89)
2007	923,745	14.004	12,950	7.55	1.40	(0.35)

Growth and Income: December 31:
2011	2,662,169	$16.273	$43,341	1.71%	1.40%	0.94%
2010	2,062,298	16.121	33,257	1.13	1.40	14.57
2009	2,296,370	14.071	32,325	1.97	1.40	26.27
2008	2,534,998	11.144	28,251	1.52	1.40	(36.12)
2007	2,877,684	17.445	50,198	0.51	1.40	0.57

Discovery: December 31:
2011	998,177	$15.499	$15,477	0.52%	1.40%	0.82%
2010	1,123,118	15.372	17,272	0.87	1.40	24.81
2009	1,236,940	12.316	15,240	1.30	1.40	28.95
2008	1,342,860	9.551	12,828	0.44	1.40	(34.18)
2007	1,470,235	14.511	21,333	0.17	1.40	5.14

Blue Chip: December 31:
2011	—	$—	$—	1.63%	1.40%	0.06%
2010	1,474,217	10.942	16,141	1.68	1.40	8.68
2009	1,693,462	10.068	17,059	2.29	1.40	19.92
2008	1,923,533	8.396	16,157	1.59	1.40	(33.03)
2007	2,185,320	12.536	27,405	1.12	1.40	2.76

International: December 31:
2011	830,037	$15.298	$12,702	2.20%	1.40%	(0.76)%
2010	917,967	15.415	14,157	—	1.40	11.87
2009	1,008,692	13.779	13,906	4.66	1.40	21.53
2008	1,086,573	11.338	12,318	0.20	1.40	(42.70)
2007	1,123,247	19.787	22,232	2.97	1.40	19.31

Select Growth: December 31:
2011	364,174	$7.524	$2,739	0.15%	1.40%	3.79%
2010	346,985	7.249	2,514	0.18	1.40	19.42
2009	325,124	6.070	1,973	—	1.40	8.37
2008	323,470	5.601	1,810	0.16	1.40	(42.29)
2007	294,571	9.705	2,860	0.74	1.40	9.87

10	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

	Net assets			Investment
	Units	Unit value	(000s)	income ratio1	Expense ratio2	Total return3,4
Government: December 31:
2011	479,192	$17.828	$8,543	3.56%	1.40%	3.94%
2010	553,779	17.152	9,498	4.04	1.40	3.36
2009	567,684	16.594	9,425	4.02	1.40	2.83
2008	499,666	16.138	8,067	4.08	1.40	5.44
2007	423,999	15.305	6,506	5.04	1.40	5.07

Investment Grade: December 31:
2011	849,513	$17.952	$15,258	4.88%	1.40%	4.75%
2010	901,370	17.138	15,445	4.93	1.40	7.74
2009	934,645	15.906	14,863	5.94	1.40	19.26
2008	923,413	13.338	12,315	5.56	1.40	(12.83)
2007	971,615	15.301	14,874	5.33	1.40	4.05

Value: December 31:
2011	1,201,943	$14.849	$17,851	2.11%	1.40%	0.12%
2010	1,333,605	14.831	19,780	2.15	1.40	12.74
2009	1,450,573	13.156	19,082	3.19	1.40	19.35
2008	1,582,798	11.023	17,446	2.06	1.40	(30.39)
2007	1,837,259	15.836	29,105	1.55	1.40	(2.04)

Target Maturity 2015: December 31:
2011	815,875	$22.282	$18,186	3.94%	1.40%	5.65%
2010	941,107	21.090	19,855	4.04	1.40	7.07
2009	1,046,962	19.697	20,623	3.98	1.40	(3.58)
2008	1,067,133	20.429	21,801	3.80	1.40	12.97
2007	1,114,713	18.084	20,159	3.99	1.40	8.17

1
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

11	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

Notes to Financial Statements

December 31, 2011

3
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

4	Blue Chip merged into Growth and income Fund on December 9, 2011. Total return represents period January 1, 2011 to December 9, 2011.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Variable Annuity Fund D (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) (“Separate Account D”), as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2010 and 2009 for each of the individual sub-accounts which comprise Separate Account D.   These financial statements are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account D’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account D’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned at December 31, 2009 by correspondence with Separate Account D’s custodian.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise First Investors Life Variable Annuity Fund D as of December 31, 2010, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY

Statutory Financial Statements

December 31, 2011, 2010 and 2009

(With Report of Independent Registered Public Accounting Firm)

FIRST INVESTORS LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2011, and the related statutory statement of income and cash flows and changes in surplus for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in note 2 to the statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2011, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in note 2 to the statutory financial statements.

/s/ KPMG LLP

New York, New York
April 26, 2012

2

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2011 and 2010
Assets	2011	2010
Cash and invested assets:
Bonds, at amortized cost (fair value: 2011 – $257,633,168; 2010 – $214,076,279)	$243,249,413	$206,500,116
Cash and cash equivalents	9,714,016	7,834,439
Receivable for securities	19,687	—
Policy loans	72,812,679	68,640,117
Total cash and invested assets	325,795,795	282,974,672
Deferred and uncollected premiums	3,552,940	3,044,964
Accrued investment income	5,599,625	4,862,630
Admitted deferred tax assets	2,022,000	2,028,000
Other assets	2,220,276	1,949,946
Total assets excluding separate accounts	339,190,636	294,860,212
Separate account assets	852,967,524	858,059,486
Total admitted assets	$1,192,158,160	$1,152,919,698
Liabilities and capital and surplus
Liabilities:
Life and accident and health reserves	$217,122,745	$206,198,476
Annuity reserves	73,086,652	48,196,647
Claims and other contract liabilities	11,215,052	9,869,057
Interest Maintenance Reserve	2,159,926	2,811,824
Asset Valuation Reserve	1,319,019	1,146,122
Accounts payable and accrued liabilities	5,688,236	5,236,091
Net transfers due from separate accounts	(7,938,129)	(7,072,795)
Total liabilities excluding separate accounts	302,653,501	266,385,422
Separate account liabilities	852,967,524	858,059,486
Total liabilities	1,155,621,025	1,124,444,908
Capital and surplus:
Common stock, par value: $4.75, authorized, Issued and outstanding 534,350 shares	2,538,163	2,538,163
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	27,502,792	19,440,447
Total capital and surplus	36,537,135	28,474,790
Total liabilities and capital and surplus	$1,192,158,160	$1,152,919,698
See accompanying notes to statutory financial statements.

3

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Income
December 31, 2011, 2010 and 2009
	2011	2010	2009
Revenues:
Premiums and annuity considerations	$111,614,429	$101,563,898	$82,094,761
Investment income	15,046,178	16,207,172	16,735,873
Amortization of interest maintenance reserve	712,097	(12,811)	(383,372)
Income from fees associated with investment management, administration and contract guarantees from separate accounts	7,226,534	6,853,452	6,148,241
Other income	217,616	230,497	336,475
Total income	134,816,854	124,842,208	104,931,978
Benefits and expenses:
Benefits and increases in contract liabilities	83,269,496	91,217,575	82,906,638
Increase in reserve for life and health policies	35,814,274	38,090,900	15,192,358
Net transfers to (from) separate accounts	(21,538,235)	(40,931,118)	(30,798,333)
Commissions and general expenses	22,904,439	22,861,854	21,297,584
Total benefits and expenses	120,449,974	111,239,211	88,598,247
Net gain from operations before dividends to policyholders and federal income taxes	14,366,880	13,602,997	16,333,731
Dividends to policyholders	783,911	762,433	736,104
Net gain from operations before federal income taxes	13,582,969	12,840,564	15,597,627
Federal income tax	3,297,629	725,389	6,581,267
Net gain from operations	10,285,340	12,115,175	9,016,360
Net realized capital losses	(113,631)	(370,549)	(959,009)
Net income	$10,171,709	$11,744,626	$8,057,351
See accompanying notes to statutory financial statements.

4

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Changes in Surplus
Years ended December 31, 2011, 2010 and 2009
	2011	2010	2009
Balance at beginning of year	$28,474,790	$120,027,242	$119,664,010
Net income	10,171,709	11,744,626	8,057,351
Change in unrealized gain (loss) on investments	650	161,535	178,127
Change in asset valuation reserve	(172,898)	(87,223)	(449,026)
Change in nonadmitted assets	32,288	1,674,003	(40,434)
Change in net deferred income taxes	(25,404)	(2,045,393)	1,317,214
Dividends to stockholders	(1,944,000)	(103,000,000)	(8,700,000)
Balance at end of year	$36,537,135	$28,474,790	$120,027,242
See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Cash Flows
Years ended December 31, 2011 and 2010
	2011	2010	2009
Increase (decrease) in cash and short term investments:
Cash flows from operating activities:
Premiums and other insurance amounts received	$111,205,061	$102,280,434	$81,377,319
Investment income received	15,863,077	17,697,022	17,274,237
Other receipts	7,444,150	7,083,949	6,484,716
Benefits and contract liabilities paid	(82,653,064)	(92,409,608)	(83,849,014)
Commissions and general expenses paid	(25,965,461)	(27,764,300)	(24,002,023)
Net transfers to separate accounts	20,672,902	40,776,817	30,565,812
Net cash provided by operating activities	46,566,665	47,664,314	27,851,047
Cash flows from investing activities:
Proceeds from sale of investment securities	31,198,359	187,141,623	168,297,467
Purchase of investments securities	(69,687,171)	(126,831,071)	(194,395,607)
Purchase of furniture, equipment and other assets	(81,714)	(7,034)	(3,790)
Net increase in policy loans	(4,172,562)	(4,525,684)	(2,004,990)
Net cash provided by (used for) investing activities	(42,743,088)	55,777,834	(28,106,920)
Cash flows from financing activities:
Dividends paid	(1,944,000)	(103,000,000)	(8,700,000)
Net cash used for financing activities	(1,944,000)	(103,000,000)	(8,700,000)
Net increase (decrease) in cash and short term investments	1,879,577	442,148	(8,955,873)
Cash and short term investments:
Beginning of year	7,834,439	7,392,291	16,348,164
End of year	$9,714,016	$7,834,439	$7,392,291
The company paid federal income tax of $3,226,359 in 2011, $6,046,000 in 2010 and $2,733,000 in 2009.
See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(1)	Nature of Operations

First Investors Life Insurance Company (the Company) is a wholly owned subsidiary of First Investors Consolidated Corporation (FICC). The principal affiliates of the Company are: First Investors Corporation (Broker-Dealer), First Investors Management Company (Mutual Fund Management Company), and Administrative Data Management Company (Transfer Agent). The Company predominately writes variable annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  On January 19, 2011, 100% of the outstanding stock of FICC was acquired by The Independent Order of Foresters (Foresters), a Fraternal Benefit Society in Canada.

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services. The New York State Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures manual, version effective January 1, 2001, (NAIC SAP).

Such basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 4.25 – 5% and variable annuity D is valued at VACARVM 5.25% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

	(b)	certain expenditures, principally for furniture and equipment and agents’ debit balances, are charged to retained earnings rather than recognized as assets;

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

	(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized upto three years (admitted deferred tax assets);

	(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
revenue is recognized as received on universal life type contracts rather than on a retrospective deposit method. On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

	(f)	investments in fixed maturities that are deemed to be available-for-sale are recorded at amortized cost rather than estimated fair value.

	(g)	The statutory statements of cash flow do not classify cash flows consistent with GAAP, as a reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

(3)	Other Significant Accounting Practices

	(a)	Bonds

Bonds are reported at amortized cost. The fair values for bonds are based upon quoted market prices, where available or are estimated using values from independent pricing services.

	(b)	Impairment of Invested Assets

The Company regularly reviews fixed maturity securities to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged declines in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.  Investments are deemed to be impaired when there is no longer reasonable assurance of timely collection of the full amount of the principal and interest due.  The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of the portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

	(c)	Cash and Short-term Investments

The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(d)	Policy loans

The carrying amounts for policy loans approximate their fair values.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(e)	Asset Valuation Reserve

The Company establishes a Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(f)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(g)	Annuities

Annuity consideration is recognized as revenue when received. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent net premiums received plus accumulated interest.

(h)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s balance sheet. Premiums and annuity considerations received from the Company’s variable annuity and life products comprise approximately 55% in 2011 and 50% in 2010 of the Company’s total premiums and annuity considerations received.

(j)	Separate Accounts

Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet specific investment objectives of Contractholders who bear the investment risk. All investment income (gains and losses of these accounts) accrues directly to the Contractholders and therefore does not affect net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate assets with an equivalent summary total reported for liabilities.

(k)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 26, 2012, have been evaluated in the preparation of the financial statements.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(4)	Investments

Bonds are reported at amortized cost. Cash and cash equivalents include short-term investments with maturities less than sixty days.

Gains and losses on sales of investments are determined using the specific identification method.

Investment income for the years indicated consists of the following:

	2011	2010	2009
Interest on fixed maturities	$11,266,513	12,679,583	13,451,616
Interest on short term investments	77	19,106	38,539
Interest on policy loans	4,299,903	4,049,495	3,780,707
Total investment income	15,566,493	16,748,184	17,270,862
Investment expense	520,315	541,012	534,989
Net investment income	$15,046,178	16,207,172	16,735,873

There was no investment income deducted or excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2011 and 2010 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2011:
U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$23,845,642	$1,387,063	$9,055	$25,223,650
Debt securities issued by states of the U.S.	23,799,395	2,675,367	—	26,474,762
Corporate debt securities	195,604,376	11,638,466	1,308,086	205,934,756
	$243,249,413	$15,700,896	$1,317,141	$257,633,168

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2010:
U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$30,901,178	1,055,874	75,416	31,881,636
Debt securities issued by states of the U.S.	21,919,439	100,227	889,947	21,129,719
corporate debt securities	153,679,499	8,467,035	1,081,610	161,064,924
	$206,500,116	9,623,136	2,046,973	214,076,279

All impaired securities (fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2011		December 31, 2010
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$41,027,262	$1,317,141	$45,842,969	$1,541,530
12 months or more	—	—	2,861,822	505,443
	$41,027,262	$1,317,141	$48,704,791	$2,046,973

The amortized cost and estimated fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	cost	value
Due in one year or less	$9,804,194	$9,982,479
Due after one year through five years	37,366,647	39,789,143
Due after five years through ten years	152,610,979	160,525,572
Due after ten years	43,467,593	47,335,974
	$243,249,413	$257,633,168

Proceeds from sales of investments in bonds were $31,198,359, $186,553,704 and 168,297,467 in 2011, 2010 and 2009, respectively. Gross gains of $251,696 and gross losses of $274,116 were realized on those sales in 2011. Gross gains of $7,532,336 and gross losses of $243,963 were realized on those sales in 2010. Gross gains of $3,884,570 and gross losses of $6,009,504 were realized on those sales in 2009.  Realized gains (losses) transferred to the IMR were $60,199 in 2011, $4,863,639 in 2010 and $(769,511) in 2009.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(5)	Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents and policy loans as reported in the accompanying balance sheet approximate their fair values. Bonds are carried at amortized cost for which the fair value is $257,633,168 in 2011 and $214,076,279 in 2010.

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company’s insurance contracts other than investment – type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by First Investors Consolidated Corporation, the Company’s parent, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2011, 2010 and 2009, the Company charged operations $101,967, $103,000 and $13,000, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employee may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 54.5% of its net life insurance in force at December 31, 2011 and 53% at December 31, 2010.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During, the years ended December 31, 2011, 2010 and 2009, the Company paid approximately $2,593,605, $2,748,000 and $2,763,000 respectively for these services. In addition, the Company reimbursed an affiliate $10,292,575 in 2011, $6,681,000 in 2010 and $5,262,000 for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.8% and 2.0% of individual life insurance in force at December 31, 2011 and 2010, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $27,502,792 and $19,440,447 at December 31, 2011 and 2010, respectively, and was earned partly by the participating and partly by the nonparticipating department.  Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the New York State Department of Financial Services

During 2011 and 2010 the Company paid ordinary dividends of $1,944,000 and $10,696,360, respectively.  The Company paid an extraordinary dividend in 2010 of $92,303,640 after receiving approval from the New York State Department of Financial Services.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2011 and 2010.

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2011	2010
Unrealized losses	$—	—
Nonadmitted asset values	5,508,029	5,540,317
Asset valuation reserve	1,319,019	1,146,122
Deferred tax assets, net of nonadmitted amount	2,022,000	2,028,000

(10)	Life and Annuities Reserves

(a)
The Company waives deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2011 the Company has $169,654,129 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies have been determined by formula.  Mean reserve at year end plus payments incurred during the year less mean reserve at prior year end, income during the year and other increases equals tabular interest.

	(f)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2011.

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$—	—%
Subject to discretionary withdrawal without adjustment:
At market value	385,605,339	82.52
At book value	70,140,636	15.01
Not subject to discretionary withdrawal	11,544,615	2.47
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	467,290,590	100.00
Less reinsurance	—
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$467,290,590	100.00%

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2010.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$—	—%
Subject to discretionary withdrawal without adjustment:
At market value	400,145,280	87.45
At book value	51,245,007	11.20
Not subject to discretionary withdrawal	6,202,876	1.35
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	457,593,163	100.00
Less reinsurance	—
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$457,593,163	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2011 were:

	Gross	Net	Loading
Type:
Ordinary new business	$363,353	262,381	100,972
Ordinary renewal	2,971,610	3,290,559	(318,949)
Total	$3,334,963	3,552,940	(217,977)

(Continued)

15

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2010 were:

	Gross	Net	Loading
Type:
Ordinary new business	$362,911	260,496	102,415
Ordinary renewal	2,791,002	2,782,801	8,201
Total	$3,153,913	3,043,297	110,616

(13)	Separate Accounts

General Nature and Characteristics

The Company has two nonguaranteed separate accounts which fund both limited pay variable life insurance policies and single premium variable life policies and three nonguaranteed separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.

The two variable life policies are a fixed premium product and single premium product with a minimum guaranteed death benefit.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

		Annuities
	Variable life	variable	Total
Premiums and considerations	$32,305,287	$19,887,060	$52,192,347
Reserves at December 31, 2011:
With assets at market value	459,483,234	385,605,339	845,088,573
Subject to discretionary
withdrawal at market value	459,483,234	385,605,339	845,088,573

(Continued)

16

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

Reconciliation of net transfers to (from) separate accounts is as follows:

	2011	2010

Transfers to separate accounts as contained in the annual statement of the separate accounts	$52,192,347	$42,111,340
Transfers from separate accounts as contained in the annual statement of the separate accounts	81,052,313	89,868,236
	(28,859,966)	(47,756,896)
Reconciling items	95,197	(27,674)
Other	$(28,764,769)	$(47,784,570)

(14)	Federal Income Taxes

The Company joins with its parent company, First Investors Consolidated Corporation, and its subsidiary companies(listed in footnote 1) in filing a consolidated Federal income tax return. The provision for federal income taxes is determined on a separate company basis as continued in a written agreement between the Company and its parent.

Unassigned surplus at December 31, 2011 included approximately $146,000, which is defined as “policyholders’ surplus” and may by subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

The Company adopted SSAP 10R effective 12/31/09.  The 12/31/11 and 12/31/10 balances and related disclosures are calculated and presented pursuant to SSAP 10R.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2011 Ordinary	2010 Ordinary	Change Ordinary

Total gross deferred tax assets	$7,111,000	$7,111,000	$—
Statutory Valuation Allowance	—	—	—
Adjusted gross deferred tax assets	7,111,000	7,111,000	—
Total gross deferred tax liabilities	(99,000)	(74,000)	(25,000)
Net deferred tax assets	7,012,000	7,037,000	(25,000)
Total deferred tax assets nonadmitted	(4,990,000)	(5,009,000)	19,000
Net admitted deferred tax assets	2,022,000	2,028,000	$(6,000)

The Company did not have any deferred tax assets or liabilities that were classified as capital.

The Company has not elected to admit deferred tax assets pursuant to paragraph 10.e for the years ended 12/31/11 and 12/31/10.

 (Continued)

17

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

The amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP 10R:

	2011 Ordinary	2010 Ordinary	Change Ordinary

Admitted under paragraph 10. a. from prior years income taxes paid that can be recovered through loss carrybacks	$2,022,000	$2,028,000	$(6,000)
Admitted under paragraph 10. b.	—	—	—

Adjusted gross DTAs offsetting existing DTL's, admitted under paragraph 10.c.	99,000	74,000	25,000

Total admitted from the application of paragraph 10.a. - 10.c.	$2,121,000	$2,102,000	$19,000

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2010	2011	Change

Net adjusted deferred tax asset (liability)	$7,111,000	$7,111,000	$—
Tax-effect of unrealized gains and losses	—	—	—
Net tax effect without unrealized gains & losses	$7,111,000	$7,111,000	$—

	2010	2009	Change

Net adjusted deferred tax asset (liability)	$7,111,000	$9,186,000	$(2,075,000)
Tax-effect of unrealized gains and losses	—	—	—
Net tax effect without unrealized gains & losses	$7,111,000	$9,186,000	$(2,075,000)

There are no unrecognized deferred tax liabilities.

(Continued)

18

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

Deferred tax assets and deferred tax liabilities comprise the following:

	2011	2010	Change
Deferred tax assets
Policyholder dividend provision	$249,000	243,000	6,000
Deferred acquisition costs	4,959,000	4,848,000	111,000
Reserves	1,231,000	1,301,000	(70,000)
Unrealized loss on bonds	—	—	—
Capital loss carryforward	—	—	—
Deferred compensation	616,000	663,000	(47,000)
Other	56,000	56,000	—
Total	7,111,000	7,111,000	—	(1)
Nonadmitted deferred tax assets	(4,990,000)	(5,009,000)	19,000
	2,121,000	2,102,000	19,000
Deferred tax liabilities:
Depreciation	43,000	17,000	26,000	(1)
Bond discount	56,000	57,000	(1,000)	(1)
Net admitted deferred taxes	$2,022,000	2,028,000	(6,000)

(1)	Change in net deferred income taxes ($25,000) includes a change of $19,000 applicable to nonadmitted assets in surplus.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods.  Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

As of December 31, 2011, there are no operating loss, net capital loss or tax credit carryforwards available for tax purposes.

The provision for incurred taxes on earnings for the years ended December 31, are:

2011	2010	2009
$3,297,629	$725,389	$6,581,267

 (Continued)

19

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate.

	2011	2010	2009
Federal income taxes incurred	$3,297,629	725,389	6,581,267
Change in net deferred income tax assets	25,404	2,045,393	(1,317,214)
Total tax provision	$3,323,033	2,770,782	5,264,053
Effective rate	24%	22%	36%

	2011	2010	2009

Application of statutory rate on net gain from operations less realized capital losses included in the statement of income	35%	35%	35%
Dividends received deduction	(8)	(14)	—
Other	(3)	1	1
Effective rate	24%	22%	36%

The Company is permitted a three-year carryback in the event of any current year operating losses. As of December 31, 2011, the Company has paid federal income taxes of approximately $12,005,000 for the three years 2009-2011.

The Parent and the Company are no longer subject to federal, state or local tax examination by taxing authorities for years before 2008.  There is no IRS exam in process for open years 2008, 2009 and  2010.

20	(Continued)

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of admitted assets, liabilities, and capital and surplus -- statutory basis -- of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the related statements of income and cash flows -- statutory basis -- and changes in capital and surplus -- statutory basis -- for the years then ended.   These financial statements are the responsibility of the Company’s management.   Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed by insurance regulatory authorities, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Philadelphia, Pennsylvania March 9, 2011

21

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

PART C:  OTHER INFORMATION

Item 24.                      Financial Statements and Exhibits

(a)	Financial Statements:

The financial statements for the period ended December 31, 2011 for First Investors Life Insurance Company and First Investors Life Variable Annuity Fund D are included in Part B of this Registration Statement.

(b)	Exhibits:
1.	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account D. /1/
2.	Not applicable.
3.	Distribution Contracts:
(a)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund D and First Investors Corporation. /6/
(b)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers. /1/
4.	Variable Annuity Contracts:
(a)	Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account D. /2/
(b)
Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company providing for full refund of premium payment and extension of ten-day revocation period if Contract replaces another annuity contract. /2/

(c)
Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company providing for full refund of premium payment and containing an endorsement pertaining to minimum rate of return following death of Annuitant. /2/

(d)
Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company providing for a full refund of premium payment upon request for cancellation of Contract prior to delivery of Contract. /2/

(e)	Specimen Individual Variable Annuity Endorsement by First Investors Life Insurance Company regarding minimum initial purchase payments and death benefit. /3/
5.	Form of application used with Individual Variable Annuity Contracts provided in response to (4) above. /1/
6.	(a)	(1)	Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(2)	Certificate of Amendment. /1/
(3)	Certificate of Amendment. /1/
(4)	Certificate of Amendment. /1/
(5)	Certificate of Amendment. /1/
(b)	By-laws of First Investors Life Insurance Company. /1/
7.	Not applicable.
8.	Not applicable.

9.	Opinion of and consent of counsel. /2/
10.	Consents of Independent Public Accountants. /4/
11.	Not applicable.
12.	Not applicable.
13.	Powers of Attorney for Signatories. /4//5//6/
__________________
/1/	Incorporated herein by reference to the Initial Registration Statement filed on May 1, 1997.
/2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on July 8, 1997.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on February 27, 2004.
/4/	Filed herewith.
/5/
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-149362) filed on June 10, 2008 by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B).

/6/	Incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on April 28, 2011.

Item 25.                    Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 110 Wall Street, New York, New York 10005):

Name and Principal Business Address	Position and Office with First Investors Life Insurance Company

Bernard E. Bloom	Director

Carol Lerner Brown	Secretary

Pratibha Canaran	Vice President - Finance

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon Raritan Plaza 1 Edison, NJ 08837	Senior Vice President and Comptroller

Richard M. Freeborough	Director

Richard H. Gaebler	Director

Sharon T. Giffen	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus Raritan Plaza 1 Edison, NJ 08837	Vice President, Chief Financial Officer, Treasurer and Chief Administrative Officer

Martha E. Marcon	Director

Louise L. McCormick	Director

George S. Mohacsi	Director

Glen Mueller Raritan Plaza 1 Edison, NJ 08837	Vice President and Chief Underwriter

Christopher H. Pinkerton	Chairman and Director

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York).  Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York).  Ownership:  100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons other than FICC and persons controlled by FICC that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

Item 27.	Number of Contractowners

As of February 29, 2012, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund D was 2,619.

Item 28.	Indemnification

Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

"To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 29.                   Principal Underwriter

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, NY 10005.)

Name and Principal	Position and Office with
Business Address	First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Pratibha Canaran	Vice President - Finance

Robert J. Grosso	Chief Compliance Officer

George D. Karris	Senior Vice President

Larry R. Lavoie	Secretary and Director

William M. Lipkus	Chief Financial Officer, Treasurer, Chief Administrative Officer and Director

Frederick Miller	Senior Vice President

Larry Noyes	President

Christopher H. Pinkerton	Chairman and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Matthew Smith	Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c)	Not Applicable.

Item 30.                Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance  Company at its office at 110 Wall Street, New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.               Management Services

Not applicable.

Item 32.               Undertakings

Registrant hereby makes the following undertakings:

(a)
An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Contracts that are identified as Contract Form VAC (CDSC) and described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Contracts. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contract, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 19 (“Amendment”) to its Registration Statement on Form N-4 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus and Falcon), on the 26 day of April, 2012.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
(Registrant)

BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
/s/ (Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 25, 2012
Carol E. Springsteen

/s/ William M. Lipkus	Vice President, Chief Financial	April 25, 2012
William M. Lipkus	Officer, Treasurer and Chief Administrative Officer

/s/ Lawrence M. Falcon	Senior Vice President and	April 25, 2012
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and	April 26, 2012
William H. Drinkwater	Chief Actuary

/s/ Bernard E. Bloom*	Director	April 25, 2012
Bernard E. Bloom

/s/ Richard M. Freeborough*	Director	April 25, 2012
Richard M. Freeborough

/s/ Richard H. Gaebler*	Director	April 25, 2012
Richard H. Gaebler

/s/ Sharon T. Giffen*	Director	April 25, 2012
Sharon T. Giffen

/s/ Martha E. Marcon*	Director	April 25, 2012
Martha E. Marcon

/s/ Louise L. McCormick*	Director	April 25, 2012
Louise L. McCormick

/s/ George S. Mohacsi*	Director	April 25, 2012
George S. Mohacsi

/s/ Christopher H. Pinkerton*	Chairman and Director	April 25, 2012
Christopher H. Pinkerton

* By: /s/ Carol E. Springsteen	April 25, 2012
Carol E. Springsteen (Attorney-in-Fact)

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INDEX TO EXHIBITS

Exhibit
Number	Description

10(a)	Consents of Independent Public Accountants

13	Power of Attorney for Martha E. Marcon